C. Taylor Ashworth, No. 010143
Alan A. Meda, No. 009213
Warren Stapleton, No. 018646
OSBORN MALEDON, P.A.
2929 N. Central Avenue, Suite 2100
Phoenix, Arizona 85012-2794
Ph. (602) 640-9354
Fax (602) 664-2064
Email bkecf@omlaw.com

Attorneys for Chapter 11 Trustee


                     IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF ARIZONA

________________________________________________________________________________
In re:                                   |      In Proceedings Under Chapter 11
STEVENS FINANCIAL GROUP, INC., a         |      Case No. 01-03105 ECF-RTB
Missouri corporation,                    |
                                         |      TRUSTEE'S MOTION TO APPROVE
                                         |      GLOBAL COMPROMISE WITH
                                         |      ADVERSARY DEFENDANTS
                                         |
            Debtor.                      |
_________________________________________|______________________________________


          Pursuant to Fed. R. Bankr. P. 9019, Vern Schweigert, the Chapter 11 Trustee ("Trustee") seeks Court approval to enter into and implement a Global Settlement Agreement (the "Global Settlement") with the adversary defendants (defined below) and several additional parties. The Global Settlement will resolve the disputes between the Trustee and the adversary defendants and will also assist the Trustee in consummating Stevens Financial Group, Inc.'s ("SFG") confirmed plan of reorganization. The Trustee believes that the settlement is a sound one, in the best interest of the Estate and its creditors, and should be approved. The Trustee's Motion is supported by the following memorandum of points and authorities.

                      MEMORANDUM OF POINTS AND AUTHORITIES

I.      Jurisdiction.

          Pursuant to 28 U.S.C. paragraphs 1334 and 157, the Court has jurisdiction to hear this Motion. Pursuant to 28 U.S.C. paragraph 157(b)(2)(A) and (B), this Motion presents a core proceeding. The relief requested is in accordance with 11 U.S.C. paragraph 502(b).

II.     Relevant facts.

          A. Factual Background of Settlement Agreements.

          1. Stevens Financial Group, Inc., ("SFG") filed for Chapter 11 protection on March 19, 2001.
          2. On or about May 14, 2001, the Court ordered the appointment of a trustee. The U.S. Trustee's office appointed Vern Schweigert as the Chapter 11 Trustee ("Schweigert" or the "Trustee"), and the Court approved Schweigert's appointment.
          3. On or about October 11, 2001, the Trustee mailed the Court-approved Disclosure Statement and Amended Plan of Reorganization (the "Plan") to SFG's creditors.
          4. Under the terms of the Plan, the Trustee proposed to pay the claims of SFG Investors by issuing preferred stock in the reorganized debtor, a company called Freedom Financial Group, Inc. ("FFG"). The Plan provided that the "seed money" for FFG would come from settlements with individuals and entities against which SFG's bankruptcy estate and SFG's investors had claims. The Plan estimated that the Trustee would need to realize $9,000,000 in cash to implement the Plan.
          5. Over 73% of claims, by amount, cast ballots. Of those that voted, 97% voted to accept the Plan.
          6. In October 2001, the Trustee brought claims against Greystone Securities Corporation ("Greystone") and First Financial Consultants, Inc ("FFC"), at Adv. No. 01-1113. Greystone was a securities brokerage firm that sold almost 60% of all of SFG's fixed rate investment certificates.
          7. In December 2001, the Trustee brought claims against Damian Sinclair ("Sinclair"), a former owner and officer of SFG, in connection with his operation of SFG, at Adv. No. 01-1319. The Trustee subsequently amended that lawsuit to include Patrick Robarge ("Robarge"), an officer of SFG; Clarence Stevens ("Stevens") an owner and officer of SFG; Colonial Trust Company ("Colonial") the company that monitored SFG's collateral; First Financial Trust Company ("FFTC"), the company that guaranteed the fixed rate investment certificates; Harnden & Hamilton ("H&H") SFG's accountants; Sinclair Management Services ("SiMS") a company formerly owned by Sinclair that serviced SFG's loan portfolio; Stevens Management Services ("StMS") a company owned by Stevens that serviced SFG's loan portfolio; P.R.Edge Financial Corporation ("PR Edge") a company owned by Robarge that did business with SFG; Canadian Financial Ventures, Inc. ("CFV"), a company owned by Robarge that did business with SFG; Eagle Acceptance Corporation ("Eagle") a company once partly owned by Doug Hamilton that did business with SFG; and Spartan Finance Company ("Spartan") a company owned by Robarge that did business with SFG.
          8. On or about March 14, 2002, the Court approved the Trustee's Amended Reorganization Plan (the "Plan").
          9. The Trustee sold SFG's corporate headquarters on or about October 26, 2001. SFG sold its former corporate headquarters for $4 million, which netted the estate (after payment of the mortgage) $1,968,155.
          10. Throughout the course of the case, the Trustee had settlement discussions with Patrick Robarge and Clarence Stevens.
          11. In June 2002, the Trustee met with Colonial, H&H, FFTC, and their insurers (except FFTC's insurer, BancInsure). The parties did not reach a settlement, but they did make significant progress. The parties thereafter agreed to hold a second mediation where these three defendants and their insurers, including BancInsure, could be present.
          12. In July 2002, the Trustee filed a lawsuit against FFTC's officers and directors, at Adv. No. 02-774. Together Robarge, Stevens, Colonial, H&H, FFTC, SiMS, StMS, P.R. Edge, CFV, Eagle, Spartan, Greystone, FFC, and FFTC's officers and directors are the "Adversary Defendants."
          13. During July and August 2002, the Trustee and the Committee were forced to spend considerable amounts of time and money responding to claims made by the "Concerned Investors Group" instead of pursuing the resumption of mediation efforts with the adversary defendants.
          14. On September 6, 2002, the Trustee, Colonial, FFTC, and H&H (and their insurers) reconvened the mediation. At the conclusion of the mediation, the Trustee had reached settlements with Colonial and its insurer, H&H and its insurer, and FFTC. BancInsure, FFTC's insurer, chose not to participate further and, as part of the settlement, FFTC and FFTC's Officers & Directors will be assigning their claims against BancInsure to SFG's bankruptcy estate.
          15. During and shortly after the September 6, 2002, mediation the Trustee reached agreements in principal with Robarge and Stevens. In addition, the Trustee reached a settlement agreement with the Stolar Partnership ("Stolar") the former law firm for SFG.
          16. Since the middle of September, the Trustee, Mr. Fenstermaker, Trustee's counsel and counsel for the defendants have been preparing the attached Global Settlement, separate side-agreements, and supporting documents.
          17. The Global Settlement is the result of the combined efforts of virtually all of the parties appearing before the Court and represents hundreds of hours of negotiations, and the drafting and re-drafting of agreements. The fundamental goals of the Global Settlement are (1) to obtain enough money to consummate SFG's reorganization plan; (2) avoid the continuing burden and expense of litigation on behalf of the estate; (3) achieve a comprehensive and lasting peace for all parties exposed to liability in connection with SFG's pre-petition operations.
          18. On or about October 10, 2002, the Trustee reached a settlement agreement with Greystone and FFC. This settlement also releases John Gill and Alan Suiter (the principals of Greystone and FFC) in exchange for their personal guarantee of the FFC settlement payments.

          B. Material Terms of the Global Settlement.

          19. The settling Adversary Defendants will make payments and/or turn over assets to SFG's bankruptcy estate in the following amounts:
          a. Colonial and its insurer: $1,400,000
          b. H&H and its insurer: $650,000
          c. The Stolar Partnership: $407,487.54 (consisting of $100,000 in cash, waiver of a pre-petition claim of $232,566.64, and waiver of a post-petition claim of $74,920.90).
          d. FFC (Greystone): $75,000
          e. Patrick Robarge: $42,000 in cash, $123,542 in mortgage receivables, $1,300,000 in finance receivables, and land located in Tucson Arizona worth approximately $100,000. The property being turned over constitutes virtually all of his business and personal assets. In addition, Mr. Robarge will execute documents indicating that he has made full disclosure of his assets and if it is discovered that he has not, the estate's release of him will not be effective.
          f. Clarence Stevens: $12,000 consisting of a waiver of his claims against SFG's estate and turnover of virtually all of his business and personal assets. In addition, Mr. Stevens will execute documents indicating that he has made full disclosure of his assets and if it is discovered that he has not, the estate's release of him will not be effective.
          g. FFTC: Stipulation to judgment in the amount of $68,000,000 and the assignment of FFTC's claims against BancInsure. In exchange, the estate covenants not to execute on the judgment.
          h. FFTC's Officers & Directors: One director will stipulate to liability and participation in a trial to establish the amount of damages, and the assignment of their claims against BancInsure. BancInsure's policy limits are $10,000,000 and it is expected that the estate will obtain a judgment near or exceeding the policy limits.
          20. In exchange for these payments the Trustee, on behalf of SFG's bankruptcy estate, will release the aforementioned parties, except FFTC and FFTC's Officers & Directors. The Trustee's release will also release the claims held by SFG's investors. The Trustee holds these claims by virtue of each investor's ballot in favor of the plan, which explicitly afforded the Trustee the right to compromise his/her/its claims. The Trustee is not releasing the claims of the 53 investors who voted to reject the plan. The releases will be binding on the Trustee, the estate, and their successors including the reorganized debtor, FFG.
          21. In addition to the estate's releases, the settling parties will mutually release one another. These cross-releases will extinguish the numerous claims that the Adversary Defendants and other settling parties may have against one another. The mutual releases will be binding upon the settling parties and their successors.
          22. The Trustee, on behalf of SFG's bankruptcy estate, has also agreed to indemnify the settling parties from claims arising from non-settling defendants and investors. The indemnity includes payment for defending against lawsuits brought by those parties.
          23. The Global Settlement and related agreements are contingent upon bankruptcy court approval of these settlements in substantially the terms specified above and more explicitly set forth in the attached settlements.
          24. The Global Settlement and related agreements provide that this Court will retain jurisdiction to deal with any disputes arising from the settlement agreements.
          25. The Effective Date of the settlements shall be on that date that the Court's approval order becomes a final non-appealable order. The effective date provided under the Trustee's Amended Plan of Reorganization shall be the date of the settlement payments, five business days after the Court's approval order.

          III. Argument.

          In considering a proposed Global Settlement and related settlements, the Court should consider:

          a. The probability of success in the litigation;
          b. The difficulties, if any, to be encountered in the matter of collection;
          c. The complexity of the litigation involved, and the expense, inconvenience and delay necessarily attending it;
          d. The paramount interest of the creditors and a proper deference to their reasonable views in the premises.

     Woodson v.  Fireman's  Fund Ins.  (In re  Woodson),  839 F.2d 610 (9th Cir.
     1988) and  Martin v. Kane (In re A&C  Properties),  784 F.2d 1377 (9th Cir.
     1986). Woodson declares that the Bankruptcy Court has great latitude in approving compromise agreements. 839 F.2d at 620.

          In considering the proposed settlements, the Court need not decide questions of law or fact raised in the controversies sought to be settled or determine that the compromise presented is the best possible outcome. Rather, the Court need only canvass the issues to determine whether the proposed settlements fall "below the lowest point in the zone of reasonableness." Newman v. Stein, 464 F.2d 689, at 693 (2nd Cir. 1972). In re Pennsylvania Truck Lines, Inc., 150 B.R. 595, 598 (Bankr. E.D. Pa.,
     1992) (holding that a bankruptcy court must consider these factors to see whether the settlement falls below the lowest point in the range of reasonableness.) Accordingly, if the court finds the compromises do not fall below the threshold of reasonableness, the compromises should be approved. In re Planned Protective Services, Inc., 130 B.R. 94, 99 n.7 (Bankr. C.D. Cal. 1991).

          Consideration of the Woodson factors supports the Court's approval of the Global Settlement and related agreements. First and foremost, the Global Settlement and related agreements should be approved because they are consistent with the Amended Plan and provide the expected mechanism to make the Plan effective. The overwhelming majority (over 97%) of SFG's investors voted in support of a plan that anticipated funding the reorganized debtors with the proceeds of the settlements achieved through these agreements. Approval of these compromises dramatically improves the chance of successful reorganization and gives SFG's investors real hope of a significant recovery of their investments.

          Second, the Global Settlement and related agreements present reasonable resolution of complex legal issues that would require intensive and expensive fact investigation. The investigation and prosecution of those claims has already, and would necessarily continue to interrupt the Debtors' and reorganized debtors' operations. As such, pursuit of these claims could significantly impact the overall success or failure of SFG's reorganization. Indeed, the time, burden, and expense of litigating the settled claims would be substantial, and not guaranteed to result in success.

     The function of compromise is to avoid litigation involving delay and expense unless there appears to be a sound legal basis for the litigation and a likelihood of substantial ultimate benefit to the estate. . . .

     In re General Store of Beverly  Hills,  11 B.R.  539, 541 (Bankr.  9th Cir.
     1981); see also, In re A & C Properties, supra, 784 F.2d at 1384.

          More importantly, there is no likelihood that continued litigation of these claims would achieve higher recovery than the settlements being offered. For example, Colonial and its insurer are collectively settling for $1.4 million. The policy covering Colonial's potential liability is $2 million. The policy is self-consuming, meaning that the costs of defense are deducted from any recovery obtained on the policy. Assuming a vigorous defense, the estate could spend up to $500,000 pursuing these claims. The policy would correspondingly be reduced by $500,000 (from defense costs) resulting in a net benefit to the estate of only $1 million. Moreover, the litigation of these claims could take significant additional time, including the appellate process that could drag the entire proceeding out over two or more years. These figures also assume complete success, which is plainly not guaranteed in litigation so factually intensive and complex. In other words, a settlement netting 70% of the applicable policy limits is consistent with a "best case" litigation scenario. Such a settlement does not fall below the threshold of reasonableness that governs bankruptcy court approval of settlements.

          The considerations governing the claims against Colonial apply with equal force to the Trustee's settlement with H&H (SFG's accountants). That settlement realizes $650,000 of a $1 million policy limit. Again assuming the delay attendant to litigation and the costs for both sides, the settlement with H&H does not fall below the threshold of reasonableness.

          The settlements with the individual defendants, Clarence Stevens and Patrick Robarge reflect the old adage, "you cannot get blood out of a turnip." Although the total value of their assets is less than $325,000, Stevens and Robarge are turning over virtually all of their personal and business assets. In addition, under the terms of the settlement agreements they must make a complete disclosure of their available assets. If they are not completely truthful, they risk jeopardizing their releases. Again, even if the estate were able to obtain a large judgment against them, after the attendant delay and costs, it would still be limited in its recovery to Stevens' and Robarge's available assets. Under the proposed settlements these are being turned over to the estate. Such settlements fall within the zone of reasonableness.

          The value of the settlements of the claims against FFTC and FFTC's Officers and Directors are difficult to accurately calculate. As disclosed in the most recent prospectus to SFG's investors, and as corroborated by more recent financial information turned over to the Trustee, FFTC does not have significant assets (less than $600,000). It is, however, unquestionably liable on the guarantee. FFTC's Officers and Directors are also liable for promising a guarantee they could not deliver upon - the guarantee that allowed SFG to avoid certain securities regulations. Absent contribution from FFTC's Officers and Directors' insurer, BancInsure, the Trustee faces the problem that his ability to obtain a judgment is not matched by his ability to collect on that judgment. BancInsure's policy limits are $10,000,000.

          Unfortunately, the insurer for FFTC's Officers and Directors has decided to attempt to rescind its insurance policy rather than defend or settle the Trustee's claims. After evaluating the coverage issue and discussing the matter with FFTC and its Officers and Directors, the Trustee has determined that the assignment of claims against BancInsure is worth substantially more than the available assets of FFTC and its Officers and Directors. Unlike the other insurers, the size of the policy (which like Colonial's is also self-consuming) justifies the expense of continued litigation. This litigation will also likely be self-funded since it is the Trustee's intention to permit the case to be handled by competent contingency counsel. In addition, BancInsure's decision not to settle has likely exposed it to liability for bad faith, which affords the potential for recoveries in excess of the policy limits. Taken together, these factors militate in favor of taking the stipulated judgments from FFTC and its Officers and Directors and pursuing their claims against BancInsure.

          The settlements with Greystone/FFC and the Stolar Partnership are governed by many of the same considerations. Greystone and FFC have assets less than the amount of the settlement payment but their principals have agreed to contribute personal funds on behalf of SFG's investors. Thus, the settlement represents a better resolution than litigation (which could only obtain the assets of the companies).

          The case against the Stolar Partnership presents the Trustee with a serious proof issues and will almost certainly result in significant expense to the estate. Suits against law firms involve increased discovery expenses (resulting from the amount of privileged information), additional expert costs, and present unique legal issues. The Stolar Partnership is committing to a settlement worth over $400,000 before any litigation expenses absorbed by the estate. See General Store of Beverly Hills, 11 B.R. at 541 (compromise is justified where it avoids delay and expense of litigation); A & C Properties, 784 F.2d at 1384. Such a settlement does not fall below the threshold of reasonableness.

          Finally, the proposed settlement is in the best interest of the estate and SFG's creditors. As noted above, the Global Settlement and related settlements were envisioned in the Amended Plan, a plan overwhelmingly approved by SFG's creditors. In addition, the settlement proceeds will allow SFG to go effective before the end of the year (barring an appeal of the Court's approval of the settlement). And, as noted above, the settlements here actually approach the higher end of favorable litigation outcomes taking into account the collection options available to the Trustee. In a worst case scenario, if the debtor were forced to liquidate, the settlement proceeds from this settlement would ensure that SFG's investors would get something for their investments. Thus, the proposed Global Settlement and related settlements constitute a reasonable exercise of the Trustee's business judgment and should be approved by the Court.

IV.     Conclusion.

          In short, the Court should approve the proposed Global Settlement and related settlements. The proposed settlements give the estate the "higher end" of possible favorable litigation outcomes taking into account the collection options available to the Trustee. The proposed settlements also avoid the additional delay and expense that would necessarily occur if the Trustee were to litigate the settled claims. Finally, the proposed settlements allow the Trustee to consummate the Amended Plan in the manner anticipated by the Plan and approved by SFG's investors. The Court should approve the proposed settlements.

        DATED this 11th day of November 2002.
                                      OSBORN MALEDON, P.A.


                                         By /s/ Warren Stapleton________________
                                              C. Taylor Ashworth, No. 010143
                                              Alan A. Meda, No. 009213
                                              Warren Stapleton, No. 018646
                                              2929 N. Central Avenue, Suite 2100
                                              Phoenix, AZ  85012-2794

                                          Attorneys for Chapter 11 Trustee


                          GLOBAL SETTLEMENT AGREEMENT

          This Agreement (the "Agreement") sets forth the terms and conditions of a global settlement (the "Global Settlement") between and among the "Settling Parties" (as more fully defined below):

          Recitals:

a. WHEREAS, on March 19, 2001, Stevens Financial Group, Inc., a Missouri corporation, ("SFG" as more fully defined below) filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code under the caption of In re Stevens Financial Group, Inc., Case No. B-01-03105-ECF-RTB (the "Bankruptcy Case"), in the United States Bankruptcy Court for the District of Arizona, Phoenix Division (the "Bankruptcy Court");

b.   WHEREAS,   Vern  Schweigert,   the  Chapter  11  Trustee   ("Trustee")  was
     subsequently appointed in connection with SFG's Bankruptcy Case;

c. WHEREAS, claims or potential claims ("Claims or Potential Claims") have been or could be asserted by the Trustee, the investors of SFG, or other
     Settling Claimants against the Settling Defendants and/or the Settling Insurers (each as more fully defined below);

d. WHEREAS, the Settling Defendants have denied liability in connection with these Claims or Potential Claims, and the Settling Insurers have either denied liability or reserved rights to deny liability in connection with any insurance purported to cover these Claims or Potential Claims;

e. WHEREAS, the litigation of these Claims or Potential Claims and of insurance issues related to those Claims or Potential Claims would involve numerous complex issues of fact or law, the outcome of which is uncertain;

f. WHEREAS, the Settling Parties desire to settle these disputes in the manner set forth herein to avoid the substantial costs, risks and uncertainties of litigation;

g. WHEREAS, this Global Settlement affords substantial benefits to SFG's bankruptcy estate and its creditors;

h. WHEREAS, the Settling Parties recognize that the Settlement Payment contemplated by this Global Settlement (as more fully defined below) can only be achieved through a settlement that affords total peace to the Settling Defendants and the Settling Insurers for any and all claims arising out of, relating to or in any way connected with the actions or conduct of SFG and the Settling Defendants;

i. WHEREAS, the Settling Parties recognize that achieving total peace further requires the complete release of any and all rights or obligations arising out of, relating to or in any way connected with any and all insurance policies issued by the Settling Insurers to the Settling Defendants;

j. WHEREAS, the Settling Parties further recognize that the total peace contemplated by this Global Settlement, and the benefits which SFG's bankruptcy estate and its creditors derive from it, depends upon coordinating this Global Settlement with the confirmed plan of reorganization in SFG's Bankruptcy Case;


          NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, it is hereby stipulated and agreed by and between the undersigned Settling Parties as follows:

1. The Settling Claimants. The "Settling Claimants" include: (i) SFG, together with any of its current or former predecessors, successors, parents, members, subsidiaries, or affiliates, including but not limited to SFG's bankrupcy estate, Freedom Financial Group, Inc., Sinclair Financial Group, and First Financial Credit Corporation (collectively "SFG"); (ii) Vern
     Schweigert as the duly appointed Chapter 11 Trustee for SFG (the "Trustee"); (iii) Osborn Maledon, P.A., the Trustee's counsel, and (iv) SFG's investors who voted to accept SFG's Amended Reorganization Plan (the "Amended Plan") and are defined as class 3A (FRI Investor Claims) or 3B (Subordinated FRI Investor Claims) under the Amended Plan, and all those who did not file a ballot but will receive their certificate and release in accordance with the Amended Plan (hereinafter collectively referred to as the "Investors"). The Trustee represents and warrants that it has provided notice of the Amended Plan and the extension of the "Effective Date" of the Amended Plan to all FRI Investors (as defined in the Amended Plan) that Trustee is aware of, and that Trustee has used all reasonable efforts to identify and notify all FRI Investors of the Amended Plan and the extension of the "Effective Date" of the Amended Plan.

2. Claims or Potential Claims. "Claims" or "Potential Claims" as used herein shall mean any and all claims, claims for contribution, indemnity and subrogation, rights and causes of action of any kind, whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, now existing or that may hereafter arise, in law or equity, seeking damages, costs, fees, expenses, punitive or treble damages, indemnification, contribution, subrogation, injunctive, contractual, extra-contractual, declaratory or any other relief, brought by way of demand, complaint, cross claim, counterclaim, third-party claim or otherwise, which arise out of, relate to or are in any way connected with any actions or conduct associated in any way with SFG and any of its present or former parents, subsidiaries, affiliates, predecessors, successors, assignors, assignees, and any of their directors, officers, employees, agents, representatives and attorneys, including, without limitation, the claims arising in the actions described in, or claims described in, Exhibit A hereto, and any insurance policies issued in connection therewith.

3.   Settled Claims. "Settled Claims" include:

     (a) All Claims or Potential Claims that have been or may be asserted (whether those Claims or Potential Claims are known or unknown, existing, contingent, or inchoate, seeking damages, contribution, indemnity, subrogation, injunctive, contractual, extracontractual, declaratory or other relief) that in any way, in whole or in part, arise out of, or are related in any way to, or involve conduct in connection with SFG, and that have named, currently name or in the future could name as a defendant, counterdefendant or cross-defendant
          (i) the Settling Defendants; (ii) the Settling Insurers and/or any insured, including but not limited to the Settling Defendants and anyone claiming to be an insured under any policy issued by the Settling Insurers to the Settling Defendants.

     (b) The Trustee represents and warrants that Exhibit A, attached hereto and incorporated herein in full by reference, constitutes a complete list of all Settled Claims of which he is currently aware.

4.   Settling Defendants. The "Settling Defendants" include:

     (a) Colonial Trust Company ("Colonial") and its respective officers, directors, shareholders, employees, agents, representatives, assigns and successors, and all persons or entities who are or may be found to be Insureds under Progressive Casualty Insurance Company Trust Errors and Omissions Insurance Policy No. 0422902-05 or any predecessor policy thereto, issued to Colonial;

     (b) Harnden & Hamilton, P.C. ("H&H") and its respective officers, directors, shareholders, employees, agents, representatives, assigns and successors, including without limitation, Douglas A. Hamilton and Mark M. Harnden, and their respective spouses, and all persons or entities who are or may be found to be Insureds under Preferred National Insurance Company Accountants Professional Liability Insurance Policy No. 42607 or any predecessor policy thereto ("Preferred Policy"), issued to H&H;

     (c)  First Financial Trust Company, Inc. ("FFTC");

     (d) Clarence W. Stevens ("Stevens") and Patrick Robarge ("Robarge") and their respective spouses, assigns and successors;

     (e) Stevens and Robarge are collectively referred to as the "Insider Defendants";

     (f) The Robarge Companies as that term is defined in the separate settlement between the Trustee and Patrick Robarge attached hereto as Exh F.

     (g) The Stolar Partnership law firm and its past, present, and future partners, associates and employees, and their respective heirs, executors, personal representatives, administrators, successors, and assigns (collectively the "Stolar Firm").

     (h) Greystone Securities Corporation, First Financial Consultants, Inc., and their respective officers, directors, agents, employees, and attorneys including Alan Suiter and John Gill (collectively "First Financial").

     (i) John Sandager, Doug McKinnon, John Moore, Terry White, John Fidel, Mike Lutgen, J.R. Dotson, C.J. Sands, P. Sheldon Wright, and James McKinnon, and their respective spouses, assigns and successors, collectively referred to as the "FFTC Officers & Directors."

     The Trustee represents and warrants that Exhibit B, attached hereto and incorporated herein by reference, constitutes a complete list of all Settling Defendants of which he is currently aware.

5. Settling and Non-Settling Insurers. The "Settling Insurers" are Progressive Casualty Insurance Company and Preferred National Insurance Company ("Preferred") together with any of their current or former parents, subsidiaries, affiliates, predecessors, successors, reinsurers, and any of their directors, officers, employees, agents, attorneys and claims managers. The "Non-Settling Insurer" is BancInsure, Inc., which has extended insurance coverage to FFTC's Officers and Directors under the BancInsure, Inc., Directors' and Officers' Liability Insurance Policy No. 30-DO00101-3, or any predecessor policy thereto

6.   Settling Parties.  The "Settling  Parties" are the (i) Settling  Claimants;
     (ii) Settling Defendants, and (iii) Settling Insurers.

7. Settlement Payment. No later than five business days after the Effective Date of this Global Settlement (as defined in paragraph 15 below), the Settling Insurers and/or Settling Defendants shall pay to the Trustee (the "Settlement Payment") and/or deliver assets of value to the Trustee equal to the sum of $ 8,832,487.54, according to the following schedule.

     a.   Progressive Casualty Insurance Company: $1,300,000.

     b.   Colonial Trust Company: $100,000.

     c.   Preferred National Insurance Company: $650,000.

     d. Clarence Stevens: Assets valued at $12,000 according to the terms of the separate settlement agreement between the Trustee and Clarence Stevens. A copy of that Settlement Agreement is attached hereto as Exhibit E.

     e. Patrick Robarge: Assets valued at $300,000 according to the terms of the separate settlement agreement between the Trustee and Patrick Robarge. A copy of that Settlement Agreement is attached hereto as Exhibit F.

     f. The Stolar Firm: $100,000, plus a waiver and release of the Stolar Firm's outstanding claims for unpaid pre-petition fees and expenses of $232,566.64, and unpaid post-petition fees and expenses of $74,920.90 according to the terms of the separate settlement agreement between the Trustee and the Stolar Firm. A copy of that Settlement Agreement is attached hereto as Exhibit G.

     g. First Financial (only): $75,000 according to the terms of the separate settlement agreement between the Trustee and First Financial. A copy of that Settlement Agreement is attached hereto as Exh. H. In addition, First Financial (specifically including Greystone) releases any and all claims, including claims for contribution, indemnity, and subrogation, against SFG's bankruptcy estate and any of the other Settling Parties.

     h. FFTC's Officers & Directors: Agree to assign all claims against the Non-Settling Insurer, except their claims for attorneys' fees. FFTC's Officers & Directors further agree to stipulate to a judgment and negotiate in good faith the appropriate amount of its liability caused by their negligence and breaches of their responsibilities to SFG. The full agreement between the Settling Claimants and FFTC's Officers & Directors is attached hereto as Exhibit I (the "FFTC Settlement"). For purposes of this settlement agreement the value of these claims are placed at $6,000,000.

     i. FFTC : The assignment of all of its claims against the Non-Settling Insurer, except its claims for attorneys' fees. FFTC further agrees to stipulate to a judgment as to the Trustee's breach of guaranty claim in the amount of $68,000,000. The full agreement between the Settling Claimants and FFTC is attached hereto as the FFTC Settlement, Exh I.

          It is expressly understood and agreed by each of the Settling Parties that the Settlement Payment is intended to be, and shall act as, the complete exhaustion and buy back of any and all rights or obligations under any insurance policy, whether known or unknown, issued by the Settling Insurers to the Settling Defendants.

8. Distribution. The Trustee shall distribute the Settlement Payment pursuant to the terms of the Amended Plan.

9.   Releases  and  Covenant  Not to  Execute  With FFTC and  FFTC's  Officers &
     Directors.

     (a) This Global Settlement is designed to achieve total peace for the Settling Claimants, Settling Defendants and the Settling Insurers. Accordingly, in consideration of the Settlement Payment to be made, on the Effective Date, this Global Settlement will operate to provide complete, final and irrevocable releases running from each of the Settling Parties to each of the other Settling Parties (except that the Trustee shall not release FFTC and FFTC's Officers & Directors) of any and all claims, including claims for contribution, indemnity and subrogation, rights, demands and obligations, including but not limited to the Settled Claims listed on Exhibit A hereto. The releases given under this Agreement shall be in addition to all other releases under the Plan, and all documents or pleadings incorporated or otherwise identified therein.

     (b) Prior to the Effective Date of this Global Settlement, each of the Settling Parties shall execute in favor of each of the Settling
          Parties a General Release in a form substantially the same as that annexed hereto as Exhibit C-1, except that the Settling Claimants shall execute a General Release in a form substantially the same as that annexed hereto as Exhibit C-2, which latter form of release reflects that the Settling Claimants' general release does not include a General Release to FFTC or FFTC's Officers & Directors. It shall be the responsibility of the Trustee to obtain the executed General Releases from each of the Settling Parties. (The Trustee has already obtained the releases of the claims from those Investors who voted to accept the Amended Plan.)

     (c) Each of the Settling Parties agrees and acknowledges that he, she, or it may have sustained injury or loss that is presently unknown and unsuspected, and that such injury or loss as each may have sustained might give rise to additional claims, damages, losses, fees, costs, or expenses in the future. Nevertheless, having been advised by counsel, they have negotiated and agreed upon this Global Settlement and hereby agree to expressly waive any rights enumerated above that they may have under any statutory or common law principles concerning the waiver of unknown or unsuspected claims or unascertained injury or damage (including, without limitation, any rights specified in California Civil Code paragraph 1542 or any other similar provision of state or federal law).


     (d) In addition to the foregoing, and notwithstanding its exclusion from the list of Settled Claims set forth on Exhibit A thereto, it is expressly understood and agreed by the Settling Parties that the Releases contemplated by this Global Settlement and given in favor of the each of the Settling Parties shall include any and all claims, including claims for contribution, indemnity, and subrogation, causes of action, demands or obligations which have been or could be asserted against any of the other Settling Parties and/or their respective former, present, or future parents, subsidiaries, affiliates, predecessors, successors, assignors, assignees, insurers, reinsurers, claims managers, directors, officers, partners, associates, employees, agents, spouses, heirs, executors, personal representatives, or administrators , whether by way of complaint, crossclaim, counterclaim, third-party claim or otherwise.

     (e) The releases contemplated above will not operate to release FFTC or FFTC's Officers & Directors from liability to SFG, the Trustee, or the Investors. The Trustee, FFTC, and FFTC's Officers & Directors have agreed to settle pursuant to the terms of a separate settlement, attached hereto as Exhibit I. Under the terms of the FFTC Settlement, FFTC and FFTC's Officers & Directors agree to stipulate to judgments in Adversary Case Nos. 01-1319 and 02-774.. In addition, FFTC and FFTC's Officers & Directors have agreed to assign all of their claims, excepting their claims for attorneys' fees, against the Non-Settling Insurer to SFG's bankruptcy estate. In exchange the Trustee, on behalf of the Settling Claimants, agrees to provide FFTC and FFTC's Officers & Directors with a Covenant Not to Execute (the "CNE") on the judgments obtained in the Bankruptcy Court.

     (f) Each of the Settling Parties represents and warrants, acknowledges and agrees that it has not assigned any claims being released under this Agreement.

     (g) The releases which are the subject of this Agreement shall survive any discharge of any Settling Party in any bankruptcy proceeding.

10. Withdrawals and Dismissals. Within five business days of the Bankruptcy Court's entry of the Final Approval Order, the Settling Claimants will withdraw and dismiss with prejudice and without costs to any party or, if necessary, move to dismiss with prejudice and without costs to any party, all of the Settled Claims. Thereafter the Settling Claimants will refrain from filing any Settled Claims.

11. Stay. Upon executing this Global Settlement, the Settling Parties will make all reasonable efforts and execute any appropriate or necessary stipulations to effectuate a stay as to any Settling Defendant or Settling Insurers of any pending Claim or Potential Claim, including the Settled Claims listed on Exhibit A hereto, that would be settled by virtue of this Global Settlement until such time as either the Effective Date of this Global Settlement occurs, or 15 days after the occurrence of a "Termination Date" for this Global Settlement (as defined below in paragraph 16), whichever is earlier. This provision does not apply to the case between the Settling Claimants and FFTC and FFTC's Officers & Directors (Adv. Nos. 01-1319 and 02-774).

12. Indemnity. The Settling Parties acknowledge and understand that certain of SFG's investors rejected the Amended Plan (the "Other Investors"). A list of the Other Investors, along with the amount of their investment, is attached hereto as Exhibit D. In addition, there are other parties, including without limitation the Non-Settling Insurer, Damian Sinclair, Susan Sinclair, the Wolf Law Firm, Helen Davis Chaitman, and FFTC's Officers & Directors (collectively the "Non-Settling Defendants") that the Trustee has sued or may sue, that may bring claims, cross-claims, contribution claims, or indemnity claims against the Settling Parties. In light of the potential claims that could be brought against the Settling Defendants or the Settling Insurers, SFG, the bankruptcy estate of SFG, and Freedom Financial Group, Inc., the reorganized debtor, and any successor or assignee of the foregoing including without limitation a future bankruptcy estate of any of the foregoing (individually and collectively referred to as the "Indemnitors"), each agree to indemnify the Settling Defendants and the Settling Insurers as set forth below:

     (a) The Indemnitors shall indemnify, defend and hold Settling Defendants and Settling Insurers, and each of them, harmless for, from, and against the following ("Indemnified Claims"): all claims, costs, expenses, actions, suits, proceedings, losses, damages, and liabilities of any kind whatsoever, including but not limited to attorneys' fees and expenses, arising out of any Claims or Potential Claims by any FRI Investor (as defined in the Amended Plan) not included in the Settling Claimants, or any other Claims or Potential Claim by any third-parties, including without limitation the Non-Settling Defendants and the Non-Settling Insurer, against Settling Defendants or Settling Insurers or any of them arising out of any matter whatsoever related to SFG; excluding, however, Settling Defendants and Settling Insurers obligations under this Agreement. Indemnitors agree to defend any action brought on the Indemnified Claims, and to assert any claims of SFG and Trustee against any parties bringing the Indemnified Claims (including without limitation, preference claims). This indemnity provision shall commence on the Effective Date and continue in full force and effect and shall survive the performance of all of the Indemnitors' other obligations under this Agreement. SFG and Trustee shall cause Reorganized Debtor to ratify and affirm all obligations of SFG and Trustee under this paragraph 13 on the first business day following the Effective Date of the Amended Plan.

     (b) If the Trustee or any Indemnitor, Investor, or Other Investor brings or gives notice that he/she/it may bring any action, proceeding or claim of any kind in any court or agency or before any arbitral or other tribunal against a third-party (or continues any existing action against a third-party), including without limitation the Non-Settling Defendants and the Non-Settling Insurer, that relates to or is in any way connected with the actions or conduct of SFG, the Settling Defendants, or the Settling Insurers and such third-party asserts any claim for contribution, indemnity, subrogation, or any other cause of action against any Settling Defendant or any Settling Insurer with respect to such claim, the Indemnitors will indemnify, defend and hold harmless such Settling Defendant or Settling Insurer from any and all such claims and from any judgment or liability in connection therewith, including without limitation payment of attorneys' fees and costs. This indemnity provision shall commence on the Effective Date and continue in full force and effect and shall survive the performance of all of the Indemnitors' other obligations under this Agreement.

     (c) If the Indemnitors settle any claims from the Other Investors, or from any other creditors of SFG or other individuals or entities that may hold any Indemnified Claims, then the Indemnitors shall make all reasonable efforts to secure releases of Settling Defendants and Settling Insurers in connections with such settlements.

13. Cooperation. Each of the undersigned Settling Parties hereby agrees to cooperate in good faith with every other Settling Party to satisfy the conditions to the Effective Date of this Global Settlement and to effectuate this Global Settlement. Each respective Settling Party specifically agrees not to take any action that would impede the goal of providing total peace to each of the other respective Settling Parties. In addition to the efforts described in paragraph 14 below for entry of the Final Approval Order by the Bankruptcy Court, each Settling Party's cooperation shall include, but not be limited to, assistance with respect to obtaining requisite court orders and sharing of information reasonably appropriate or necessary to obtaining such orders, and entry into appropriate documentation to effectuate the Global Settlement, including, but not limited to, the execution of the formal General Releases annexed hereto as Exhibits C-1 and C-2, dismissal of pending lawsuits and avoidance of the imposition of liability or additional unnecessary expense for Settled Claims upon parties being released under this Global Settlement; provided, however, that appropriate measures shall be taken to insure that any privilege rights are not waived and that all such efforts and information sharing, to the extent necessary, are governed by Federal Rule of Evidence 408.

14.  Bankruptcy Court Approval and Continued Jurisdiction.

     (a) This Global Settlement shall be binding upon the undersigned Settling Parties upon its execution, but its effectiveness is expressly contingent upon the satisfaction of all conditions set forth in paragraph 15 below, including entry by the by the Bankruptcy Court of a "Final Approval Order." As used herein, "Final Approval Order" shall mean the entry by the Bankruptcy Court of an order approving this Global Settlement in full pursuant to Sections 105(a), 363 and/or 1123(b)(3)(A) of the Bankruptcy Code and Rules 9019 and 2002 of the Federal Rules of Bankruptcy Procedure, after notice (such notice including the final approval order) to all creditors of SFG and any other interested parties, including without limitation the Investors' Committee, the Non-Settling Defendants and the Non-Settling Insurer, and any other third party any Settling Defendant designates, and which order is no longer subject to any rights of appeal or is finally affirmed on appeal. The Final Approval Order shall also provide that any claims and causes of action by any creditor of SFG or any other interested party, including without limitation the Non-Settling Defendants and the Non-Settling Insurer, against any Settling Defendant, relating to or in any way connected to SFG, are forever fully released and discharged (to the extent such release is consistent with constitutional Due Process). The Final Approval Order shall also provide that the Bankruptcy Court shall retain continuing jurisdiction over the enforcement of this Global Settlement and the obligations contained herein including without limitation, its releases and indemnities, and over any Settled Claims that have been, or may in the future be filed. Each Settling Party consents to the jurisdiction of the Bankruptcy Court for these purposes and agrees that the Bankruptcy Court has exclusive jurisdiction for these purposes.

     (b) The Settling Parties will cooperate in good faith with each other in seeking to obtain the entry of the Final Approval Order, and in prosecuting or defending any appeals related thereto.

15. Effective Date. The "Effective Date" of this Global Settlement shall be the date upon which each and every one of the following conditions is satisfied in full:

     (a) Execution and delivery of the General Releases by each of the Settling Parties as described in paragraph 10 above and in the form annexed hereto as Exhibit C-1 or C-2.

     (b) Entry by the Bankruptcy Court of the Final Approval Order described in paragraph 14 above.

     (c) Execution and filing of stipulations and/or orders of dismissal, with prejudice and without costs to any party, of all Settled Claims, including the Settled Claims listed on Exhibit A annexed hereto.

     (d) the "Effective Date" of, and as defined in, the Amended Plan shall have occurred.

16. Waiver. To the extent that they are not otherwise required by law, any or all of the conditions specified in paragraph 15 above for making this Global Settlement effective may be waived in a writing signed by all of the affected Settling Parties. Any decision by any of the Settling Parties to waive any condition or to waive a condition in any particular instance shall not be construed as an agreement to waive any other condition or to waive a condition in any other instance.

17. Termination Date. The obligations of the Settling Parties under this Global Settlement shall terminate in the event of: (i) a determination by the Bankruptcy Court that the Final Approval Order will not be granted without modification; (ii) the failure of any other condition set forth herein to be satisfied or waived within any time period applicable thereto; and (iii) the failure of the Effective Date to come within 180 days from the date this Global Settlement is executed by the undersigned Settling Parties;
     provided that the 180-day period may be extended to any date mutually agreeable to the undersigned Settling Parties (the "Termination Date"). In the event this Global Settlement is terminated as provided above, the Settling Parties shall be restored to the same position which they were in immediately prior to the execution of this Global Settlement, without waiver of any rights, claims or defenses. Notwithstanding anything herein to the contrary, the failure of one of the Settling Parties to fulfill its obligations under this Global Settlement shall not be attributable to any other Settling Party, shall not terminate this Global-Settlement, shall not affect the Settling Parties' respective obligations under the Global Settlement, and shall not affect the respective rights of the non-breaching Settling Parties under the Global Settling, including without limitation, their contractual remedies with respect to the enforcement of it pursuant to paragraph 29 below.

18. Notice. SFG and Trustee shall provide notice of the motion to approve this Agreement, the proposed Final Approval Order and the date and time for the hearing on the motion to all FRI Investors and all other creditors of SFG, all individuals or entities with Claims or Potential Claims against Settling Defendants, and all other interested parties (collectively, "Creditors"), in a manner generally consistent with the notice provided for notice of the Amended Plan, and specifically through the following: (1) mailing a copy of the motion, the proposed Final Approval Order, this Agreement and such hearing information to the last known address of such Creditor; (2) posting a notice of the motion, the proposed Final Approval Order and this Agreement and hearing information on SFG's website; (3) publishing a notice in the Springfield News Leader; and (4) providing any other notice required by the Bankruptcy Court. Such notice shall constitute notice as is appropriate in the particular circumstances, and such opportunity for a hearing as is appropriate in the particular circumstances for all Creditors.

19. Reaffirmation by Reorganized Debtor. Trustee represents and warrants to Settling Defendants and Settling Insurers that Reorganized Debtor shall be subject to the terms of this Agreement, and that Trustee shall cause Reorganized Debtor to agree to assume the obligations of SFG under this Agreement and/or reaffirm that the obligations of SFG under this Agreement are the obligations of Reorganized Debtor on and after the "Effective Date" of the Amended Plan.

20. No Admission of Liability. Except as provided above with respect to FFTC and FFTC's Officers & Directors, the entry into this Global Settlement and the various documentation and discussions in connection with its negotiation and execution shall not constitute an admission by any Settling Party of liability to any other Settling Party for any purpose, any and all such liability being expressly denied. The documents drafted and executed in connection with this Global Settlement shall not be used as evidence in any action or proceeding except as part of their approval or enforcement.

21. Confidentiality. The Settling Parties will maintain as confidential all information that is not needed to obtain the entry of the Final Approval Order, except as may be required to be disclosed by any applicable law.

22. Choice of Law. This Global Settlement is to be interpreted in accordance with the law of the State of Arizona, except to the extent that it may be governed by federal bankruptcy law.

23. Execution in Counterparts. This Global Settlement may be signed in any number of counterparts, all of which when taken together shall constitute one and the same agreement.

24. Amendment. This Agreement setting forth the Global Settlement is the complete and entire agreement of the Settling Parties and may not be modified, changed, contradicted, edited or altered in any way by any prior or subsequent written or oral communications, unless contained in a writing signed by all of the affected Settling Parties; provided, however, that nothing in this Agreement shall affect the enforceability of any separate writing executed by both Colonial and Progressive addressing, solely as between those parties, the scope of the releases exchanged by and between Colonial and Progressive.

25. Representations and Warranties. All representations, warranties, promises, inducements, or statements of intention made by the Settling Parties concerning the subject matter of the Global Settlement are embodied in this Agreement. None of the Settling Parties shall be bound by, or liable for, any alleged representation, warranty, inducement, or statement of intention concerning the subject matter of the Global Settlement that is not expressly embodied in this Agreement.

26. Construction. This Agreement is the product of informed negotiation between the Settling Parties, involving the compromise of disputed claims and rights. Each of the Settling Parties has participated in the drafting of this Agreement after consulting with his, her, or its own legal counsel, or has agreed to the terms of this Agreement after consulting with his, her, or its own legal counsel. In the event an ambiguity exists in any provision of this Agreement, such ambiguity is not to be construed by any reference to any doctrine calling for any ambiguities to be resolved against the drafter of the document or any party hereto.

27. Incorporation of Recitals. The Recitals to this Agreement are hereby deemed to be a substantive part of this Agreement.

28. Validity. This Agreement setting forth the Global Settlement constitutes a valid, binding, and legally enforceable agreement among the Settling Parties in accordance with its terms.

29. Specific Performance. The Settling Parties agree that irreparable damage would result from any Party's breach of this Agreement, and further agree that a non-breaching Settling Party would have no adequate remedy at law to redress such breach. Therefore, the Settling Parties agree that, in the event of a breach of this Agreement, specific performance and/or injunctive relief is appropriate to remedy any such breach of this Agreement. In the event any Settling Party is required, due to the failure of another Settling Party to perform under this Agreement, to request an order enforcing this Agreement from the Bankruptcy Court, then the successful Settling Party shall be entitled to an award of reasonable attorneys' fees and costs from the unsuccessful Settling Party. Notwithstanding the foregoing, nothing contained in this Paragraph shall be deemed a waiver by any non-breaching Party of any other remedies available at law or equity to redress any other Settling Party's breach of this Agreement.

30. Waiver of Jury Trial. Each of the Settling Parties hereby waives all rights to a trial by jury in any action or proceeding commenced to resolve any disputes between and among the parties hereto arising out of or relating to the interpretation and/or enforcement of this Agreement.

31. Successors and Assigns. This Agreement shall inure to the benefit of the Settling Parties hereto and their respective successors and assigns.

32. Authority. Except for any Bankruptcy Court approval which may be required, each of the signatories for the undersigned Settling Parties represents and warrants that he, she, it has full power and authority to execute this Agreement and to bind the respective Settling Party hereto.

33. Headings. Any headings used in this Agreement are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

          IN WITNESS WHEREOF, and intending to be legally bound hereby, the undersigned Settling Parties and their duly authorized attorneys, have executed this Agreement as of the ____day of ________________, 2002.

SFG and SFG's Bankruptcy Estate             FREEDOM FINANCIAL GROUP, INC.



By:      ________________________           By:      ________________________
Its:     ________________________           Its:     ________________________
VERN SCHWEIGERT                             COLONIAL TRUST COMPANY


____________________________
Vern Schweigert                             By:      ________________________
                                            Its:     ________________________

HARNDEN & HAMILTON                          FIRST FINANCIAL TRUST COMPANY



By:      ________________________           By:      ________________________
Its:     ________________________           Its:     ________________________

PROGRESSIVE CASUALTY INSURANCE COMPANY      PREFERRED NATIONAL INSURANCE COMPANY



By:      ________________________           By:      ________________________
Its:     ________________________           Its:     ________________________

FIRST FINANCIAL CONSULTANTS, INC.           GREYSTONE SECURITIES CORPORATION



By:      ________________________           By:      ________________________
Its:     ________________________           Its:     ________________________

THE STOLAR PARTNERSHIP                      COLONIAL TRUST COMPANY



By:      Harvey A. Harris                   By:      ________________________
Its:     Managing Partner                   Its:     ________________________



ALAN K. SUITER                              JOHN GILL


_______________________________             _______________________________
Alan K. Suiter                              John Gill

PATRICK ROBARGE                             CLARENCE STEVENS


_______________________________             _______________________________
Patrick Robarge                             Clarence Stevens

JOHN SANDAGER                               JOHN MOORE


_______________________________             _______________________________
John Sandager                               John Moore

JAMES McKINNON                              DOUG McKINNON


_______________________________             _______________________________
James McKinnon                              Doug McKinnon

C.J. SANDS                                  J.R. DOTSON

_______________________________             _______________________________
C.J. Sands                                  J.R. DOTSON

JOHN FIDEL                                  SHELDON WRIGHT


_______________________________             _______________________________
John Fidel                                  Sheldon Wright

MICHAEL LUTGEN, JR.                         TERRY WHITE


_______________________________             _______________________________
Michael Lutgen, Jr.                         Terry White



DAMIAN SINCLAIR                             SUSAN WINTERMUTE SINCLAIR


_______________________________             _______________________________
Damian Sinclair                             Susan Wintermute Sinclair




                      EXHIBIT A - ALL KNOWN SETTLED CLAIMS



o Trustee v. Damian Sinclair, et al., U.S. Bankruptcy Court, District of Arizona, Adversary Proceeding No. 01-1319 (except those claims brought against Damian Sinclair).

o Trustee v. John Sandager, et al., U.S. Bankruptcy Court for the District of Arizona, Adversary Proceeding No. 02-0774.

o Trustee v. Greystone Securities Corp., et al., U.S. Bankruptcy Court for the District of Arizona, Adversary Proceeding No. 01-1113.

o    The estate's claims against the Stolar Firm.

o Any demand or notice of claim letters sent at any time by or on behalf of any of the Settling Claimants or Settling Defendants to the Settling Insurer.




                    EXHIBIT B - ALL KNOWN SETTLING DEFENDANTS



o        Colonial Trust Company

o        Harnden & Hamilton, P.C.

o        First Financial Trust Company

o        The Stolar Firm

o        John Sandager

o        Doug McKinnon

o        John Moore

o        Terry White

o        John Fidel

o        Mike Lutgen, Jr.

o        J.R. Dotson

o        C.J. Sands,

o        Sheldon Wright

o        James McKinnon

o        Clarence Stevens

o        Patrick Robarge

o        Greystone Securities Corporation

o        First Financial Consultants, Inc.

o        John Gill

o        Alan K. Suiter

o        All spouses of the foregoing Settling Defendants






                      EXHIBIT C-1 - FORM OF GENERAL RELEASE

          In consideration of the mutual releases from each of the other Settling Parties as defined in that certain Global Settlement Agreement dated as of December 2, 2002 (the "Agreement") approved by the United States Bankruptcy Court in the case In re Stevens Financial Group, Inc., Case No. B-0103105-ECF-RTB, and the sum of $10.00, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned, as Releasor, including, to the extent applicable, Releasor's former, present, and future parents, subsidiaries, affiliates, predecessors, successors, assignors, assignees, insurers, reinsurers, claims managers, directors, officers, partners, associates, employees, agents, attorneys, spouses, heirs, executors, personal representatives and administrators (collectively "Releasors"), hereby agrees to be bound as a Settling Party to the terms of the Agreement and in connection therewith hereby forever fully, finally and irrevocably releases, waives, acquits and discharges the Settling Parties as defined in the Agreement, and each of them, together with, as applicable, any of their former, present or future parents, subsidiaries, affiliates, predecessors, successors, assignors, assignees, insurers, reinsurers, claims managers directors, officers, partners, associates, employees, agents, attorneys, spouses, heirs, executors, personal representatives, and administrators (collectively "Releasees"), jointly and severally from and against any and all claims, claims for contribution, indemnity and subrogation, rights and causes of action of any kind that the Releasors, or any of them, ever had, now have or hereafter can, shall or may have against Releasees, or any of them, whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, now existing or that may hereinafter arise, in law or equity, seeking damages, costs, fees, expenses, punitive or treble damages, indemnification, contribution, subrogation, injunctive, contractual, extracontractual, declaratory or any other relief, brought by way of demand, complaint, crossclaim, counterclaim, third-party claim or otherwise, which arise out of, relate to or are in any way connected with any actions or conduct associated in any way with Stevens Financial Group, Inc., and/or any of its former or present parents, subsidiaries, affiliates, predecessors, successors, assignors, and assignees, including without limitation Freedom Financial Group, Inc., Sinclair Financial Group and First Financial Credit Corporation, or any of their former or present directors, officers, employees, agents, representatives and attorneys. The matters waived and released specifically include without limitation the Settled Claims as defined in the Agreement and Exhibit A thereto, and any insurance policies issued in connection therewith.

          The undersigned Releasor agrees and acknowledges that Releasor may have sustained injury or loss that is presently unknown and unsuspected, and that such injury or loss may give rise to additional claims, damages, losses, fees, costs, or expenses in the future. Nevertheless, having been advised by counsel, or having been given the opportunity to seek such advice, the undersigned Releasor has agreed to expressly waive any and all rights enumerated above that the Releasors, any of them, had, have, or may have under any statutory or common law principles concerning the waiver of unknown or unsuspected claims or unascertained injury or damage (including, without limitation, any rights specified in California Civil Code paragraph 1542 or any other similar provision of state or federal law).

          IN WITNESS WHEREOF, the undersigned Releasor, intending to be legally bound hereby, has executed this General Release as of the ___ day of _________, 2002.




                                                              __________________
                                                              Releasor


                                 ACKNOWLEDGMENT


state of _____________     )
                           )
COUNTY OF ___________      )

          On ___________, 2002, before the undersigned, a Notary Public in and for the county and state aforesaid, personally appeared _______________________ [insert name of Releasor], known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the foregoing instrument, and acknowledged the execution thereof to be the free act and deed for the uses and purposes therein mentioned, and further acknowledged to me that such execution was with the full consent and authorization of any person or entity that may be required by law to provide any such consent or authorization.

          WITNESS my hand and official seal.


                                                              __________________
                                                              Notary Public

My Commission Expires:

_____________________



                      EXHIBIT C-2 - FORM OF GENERAL RELEASE



          In consideration of the mutual releases from each of the other Settling Parties as defined in that certain Global Settlement Agreement dated as of December 2, 2002 (the "Agreement") approved by the United States Bankruptcy Court in the case In re Stevens Financial Group, Inc., Case No. B-0103105-ECF-RTB, and the sum of $10.00, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned, as Releasor, including, to the extent applicable, Releasor's former, present, and future parents, subsidiaries, affiliates, predecessors, successors, assignors, assignees, insurers, reinsurers, claims managers, directors, officers, partners, associates, employees, agents, attorneys, spouses, heirs, executors, personal representatives and administrators (collectively "Releasors"), hereby agrees to be bound as a Settling Party to the terms of the Agreement and in connection therewith hereby forever fully, finally and irrevocably releases, waives, acquits and discharges the Settling Parties (other than First Financial Trust Company, Inc. and its Officers and Directors) as defined in the Agreement, and each of them, together with, as applicable, any of their former, present or future parents, subsidiaries, affiliates, predecessors, successors, assignors, assignees, insurers, reinsurers, claims managers directors, officers, partners, associates, employees, agents, attorneys, spouses, heirs, executors, personal representatives, and administrators (collectively "Releasees"), jointly and severally from and against any and all claims, claims for contribution, indemnity and subrogation, rights and causes of action of any kind that the Releasors, or any of them, ever had, now have or hereafter can, shall or may have against Releasees, or any of them, whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, now existing or that may hereinafter arise, in law or equity, seeking damages, costs, fees, expenses, punitive or treble damages, indemnification, contribution, subrogation, injunctive, contractual, extracontractual, declaratory or any other relief, brought by way of demand, complaint, crossclaim, counterclaim, third-party claim or otherwise, which arise out of, relate to or are in any way connected with any actions or conduct associated in any way with Stevens Financial Group, Inc., and/or any of its former or present parents, subsidiaries, affiliates, predecessors, successors, assignors, and assignees, including without limitation Freedom Financial Group, Inc., Sinclair Financial Group and First Financial Credit Corporation, or any of their former or present directors, officers, employees, agents, representatives and attorneys. The matters waived and released specifically include without limitation the Settled Claims as defined in the Agreement and Exhibit A thereto, and any insurance policies issued in connection therewith.

          The undersigned Releasor agrees and acknowledges that Releasor may have sustained injury or loss that is presently unknown and unsuspected, and that such injury or loss may give rise to additional claims, damages, losses, fees, costs, or expenses in the future. Nevertheless, having been advised by counsel, or having been given the opportunity to seek such advice, the undersigned Releasor has agreed to expressly waive any and all rights enumerated above that the Releasors, any of them, had, have, or may have under any statutory or common law principles concerning the waiver of unknown or unsuspected claims or unascertained injury or damage (including, without limitation, any rights specified in California Civil Code paragraph 1542 or any other similar provision of state or federal law).

          IN WITNESS WHEREOF, the undersigned Releasor, intending to be legally bound hereby, has executed this General Release as of the ___ day of _________, 2002.




                                                              __________________
                                                              Releasor


                                 ACKNOWLEDGMENT


state of _____________     )
                           )
COUNTY OF ___________      )

          On ___________, 2002, before the undersigned, a Notary Public in and for the county and state aforesaid, personally appeared _______________________ [insert name of Releasor], known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the foregoing instrument, and acknowledged the execution thereof to be the free act and deed for the uses and purposes therein mentioned, and further acknowledged to me that such execution was with the full consent and authorization of any person or entity that may be required by law to provide any such consent or authorization.

          WITNESS my hand and official seal.


                                                              __________________
                                                              Notary Public

My Commission Expires:

____________________





LAST NAME  FIRST NAME  ADDRESS       CITY         ST ZIP  PHONE CERT # OPENED    INVEST      UNPD #    TOTAL   FOC FILED Yes No Meet
---------  ----------  -------       ----         -- ----- ---  ------ --------  ------    --------- ---------  -------  --  --  --
ABBRUZZI   MICHAEL     RT 3 BOX 183  BIRCH TREE   MO 65438      03559  11/24/97  35,000       248.12 35,248.12  8/24/01
AMOS       JANIE       10068 US HWY  SPOKANE      MO 66754      10039  4/20/00    2,000       214.67  2,214.67  8/22/01
BAILEY     SHIRLEY     4134 S. STATE ROGERSVILLE  MO 65742      09813  3/9/00    11,000       852.14 11,852.14  8/23/01  X
BARTON     HAROLD &
           BETTY       P.O. BOX 301  CAMDENTON    MO 65020      08255  5/19/99    2,000       389.60  2,389.60  8/20/01  X
BELLEW     JEAN &
           ARTHUR      1461 S.       SPRINGFIELD  MO 65809      03768  1/9/98     5,000     2,145.94  7,145.94  9/4/01            X
BELLEW     JEAN        1461 S.       SPRINGFIELD  MO 65809      03981  2/27/98   10,000     4,078.60 14,078.60               X
BOLTON     SANDRA      16529 FIR AVE AKRON        IA 51001      03829  1/26/98    2,000       843.52  2,843.52  8/31/01  X
BOLTON     JAMES       16529 FIR AVE AKRON        IA 51001      01160  4/25/96    2,000     1,460.70  3,460.70  8/31/01  X
BOLTON     SANDRA      16529 FIR AVE AKRON        IA 51001      01159  4/25/96    2,000     1,460.70  3,460.70  8/31/01  X
BOLTON     JAMES       16529 FIR AVE AKRON        IA 51001      03645  12/23/97   2,000       873.30  2,873.30  8/31/01  X
BRADY      RUSSEL T.   1217          MOUNTAIN
                                     HOME         AR 72653      07931  4/5/99     6,500        24.31  6,524.31  8/17/01  X
CHANDLER   RONALD &    290 LEISURE   BLUE EYE     MO 65611      11196  11/28/00  12,000       415.47 12,415.47  8/15/01  X   X
CHANDLER   RONALD &    290 LEISURE   BLUE EYE     MO 65611      11175  12/7/00    2,000        55.04  2,055.04  8/15/01  X   X
CHANDLER   RONALD &    290 LEISURE   BLUE EYE     MO 65611      11176  12/7/00    2,000        42.23  2,042.23  8/15/01  X   X
COLLIER    GERALD L.   2655 HWY      GAMALIEL     AR 72537      07181  12/7/98   10,000        36.99 10,036.99  8/23/01
COOK       FLOYD AND   1824 GRAHAM   HOLLISTER    MO 65672      07322  1/7/99    65,000    23,126.70 88,126.70  8/28/01  X
DICKENS    WILFREDE E.               SPRINGFIELD  MO 65804      10123  5/20/00   25,000     1,696.01 26,696.01  8/23/01  X   X
ECKEY      RONALD                    NIXA         MO 65714      10871  9/14/00   20,000       775.72 20,775.72  8/14/01           X
FORTNER    ROBERT      6368 S.
                       REPUBLIC      REPUBLIC     MO 65738                                                0.00           X
FRAZIER    LOIS J.     2816 BURKE    WEST PLAINS  MO 65775      02859  5/7/97     5,000     2,708.44  7,708.44  8/31/01  X
GAZAWAY    REBECCA     328 E HICKORY NEVADA       MO 64772      08999  8/19/99    1,500       290.48  1,790.48  8/20/01  X
HANSCHU    LOWELL G.   P.O. BOX 26   RAMONA       KS 67475      10040  4/20/00    5,000       462.21  5,462.21  8/23/01  X
HANZEL     STANLEY A.  3133 ROBINS   MCDONALD     PA 15057      08133  4/29/99    2,000         9.11  2,009.11  8/25/01  X
HANZEL     STANLEY A.  3133 ROBINS   MCDONALD     PA 15057      08484  6/21/99    1,000        21.25  1,021.25  8/25/01  X
HENLEN     EDWARD      RR1 BOX 10    CLIMAX
                                     SPRINGS      MO 65324      06019  10/29/98   8,973        52.55  9,025.66  8/24/01  X
HO         J. LOUISE                 SPRINGFIELD  MO 65802      03787  1/5/98     2,000       853.21  2,853.21  9/11/01  ?
HO         J. LOUISE                 SPRINGFIELD  MO 65802      03763  1/9/98    35,604    15,281.23 50,886.07  9/11/01  ?
HO         J. LOUISE                 SPRINGFIELD  MO 65802      05463  6/19/98    2,000       720.60  2,720.60           ?
HO         MELVIN                    SPRINGFIELD  MO 65802      05497  6/19/98    3,000     1,080.89  4,080.89  9/11/01  X
HOOVER     GARY W.     27121 OAK R   WARRENTON    MO 63383      03952  2/19/98   20,000     8,226.24 28,226.24  8/26/01  X
JOHNSON    ANN         8732 SIELHOFF HAZELWOOD    MO 63042      01232  5/30/96    1,000       712.01      0.00           X
JONES      JOHN &
           JOYCE                     WARSAW       MO 65355      09729  2/14/00   25,000       220.63 25,220.63  8/20/01  X
KELSO      DOROTHY N.  7004 CANYON   ROCKAWAY
                                     BEACH        MO 65740      09078  9/8/99    10,000       509.14 10,509.14  8/28/01
KELSO      DOROTHY N.  7005 CANYON   ROCKAWAY
                                     BEACH        MO 65741      09079  9/8/99     5,000       220.02  5,220.02  8/28/01
KELSO      DOROTHY N.  7006 CANYON   ROCKAWAY
                                     BEACH        MO 65742      10883  9/11/01    5,000       165.37  5,165.37  8/28/01
KERN       JANET                     SPRINGFIELD  MO 65807      08929  8/10/99    2,000       393.92  2,393.92  8/26/01
KERN       JANET                     SPRINGFIELD  MO 65807      09842  3/14/00    2,000.69    239.97  2,240.66  8/26/01
KUNKEL     ROBERT F.                 SPRINGFIELD  MO 65809      10150  5/10/00   10,000       866.76 10,866.76  8/17/01  X
KUNKEL     ROBERT F.                 SPRINGFIELD  MO 65809      10151  5/10/00    7,000       462.65  7,462.65  8/17/01  X
LANDSTAD   PETER &
           CAROL       1005 WILDWOOD CASSVILLE    MO 65625      10139  5/8/00     5,000       332.63  5,332.63  8/16/01
LINDSEY    CARROLL     BOX 1002      BUFFALO      MO 65622      10697  7/13/00    5,500        57.73  5,557.73  8/28/01  X        X
MCCAIG     JOSEPH &
           RITA                      SPRINGFIELD  MO 65810      11010  10/23/00   1,214.59     55.97  1,270.56  8/15/01
MCCRAY     PAUL &                    ELDON        MO 65026      03797  1/21/98    1,000       423.89  1,423.89  8/26/01  X
MILTON     IRENE A.                  NIXA         MO 65714      05936  10/7/98    5,000        61.80  5,061.80  8/17/01  X
MILTON     IRENE A.                  NIXA         MO 65714      08649  7/19/99   15,000       274.01 15,274.01  8/17/01  X
MOORE      LAWRENCE                  RICHLAND     MO 65556      01222  3/8/96     7,641.16  5,731.25 13,372.41  8/17/01  X
NACHTIGAL  MICHAEL &                 SPRINGFIELD  MO 65804      07037  10/28/98  50,000    19,643.12 69,643.12  9/24/01
NEECE      LORI &
           RODNEY      9786 KNAPP    JOPLIN       MO 64804      10736  7/25/00    3,000       194.91  3,194.91  8/23/01  X
NEECE      R.WAYNE, V                JOPLIN       MO 64804      09727  2/18/00    5,000       552.80  5,552.80  8/23/01  X
NEECE      R.WAYNE, V                JOPLIN       MO 64804      10731  7/28/00    7,000       454.79  7,454.79  8/23/01  X
O'BRIEN                              ROLLA        MO 65401      07127  11/23/98   5,000     1,481.70  6,481.70  8/24/01  X
OLSON      WARREN F.                 FLEMMINGTON  MO 65650      09171  10/8/99   51,000    11,308.37 62,308.37  8/25/01
OLSON      WARREN F.                 FLEMMINGTON  MO 65650      09172  10/8/99   31,000     1,578.30 32,578.30  8/25/01
PARRISH    JOSEPH E.                 BROOKLINE
                                     STATION      MO 65619      03527  11/11/97   1,000       455.30  1,455.30  9/4/01
PHILLIPS   OLIVER W.                 INDEPENDENCE MO 64055      03473  11/4/97   50,000    29,732.22 79,732.22  8/2/01   X
RONAN      PROFIT
           SHARING     1187
                       WASHINGTON    SHELL KNOB
                                     MOUNTAIN HOM MO 65747      09688  2/3/00     2,250       300.96  2,550.96  8/31/01  X
SHIPLEY    HARLAND                   SPRINGFIELD  MO 65804      01661  9/16/96   50,648.28 43,937.26 94,585.54  8/16/01  X
SIKES      MARGIE                    ELDORADO
                                     SPRINGS      MO 64744      07785  3/17/99   20,000       149.59 20,149.59  9/10/01  X
SIKES      MARGIE                    ELDORADO
                                     SPRINGS      MO 64744      09359  10/28/99  22,000       111.66 22,111.66  9/10/01  X
SIKES      MARGIE                    ELDORADO
                                     SPRINGS      MO 64744      09699  2/9/00     8,000        81.37  8,081.37  9/10/01  X
SPAIN      BETTY       RT 1          S GREENFIELD MO 65752      08931  8/11/99   10,000     1,965.89 11,965.89  8/20/01
SPAIN      TERRI &
           BETTY       RT 1          S GREENFIELD MO 65752      09451  11/22/99  10,000     1,593.68 11,593.68  8/20/01
SPOOR      JOE &
           HELEN                     ALTON        MO 65606      07749  3/12/99   50,000    12,685.46 62,685.46  8/23/01
SPOOR      JOE &
           HELEN                     ALTON        MO 65606      07750  3/12/99   30,000     7,611.28 37,611.28  8/23/01
STONE      MARLA S.    2945 Berwick
                       Ct            ST CHARLES   MO 63303      09396  11/4/99   10,000     1,657.97 11,657.97  8/21/01  X
STONE      MARLA S.                  ST CHARLES   MO 63303      10843  8/30/00   20,000     1,270.14 21,270.14  8/24/01  X
SUTTON     DUANE &     802 S. SAM
                       HOUSTON BLVD  HOUSTON      MO 65483      07333  1/12/99   10,000     2,766.09 12,766.09  8/15/01  X
THATCHER                             BLUE EYE     MO 65611      08424  6/17/99   10,000       247.77 10,247.77  8/16/01      X
TURNER     PAUL        P.O. BOX 133  OZARK        MO 65721      09554  12/27/99   1,438.80    181.70  1,620.50  8/16/01  X
TURNER     PAUL D.     P.O. BOX 133  OZARK        MO 65721      09555  12/27/99   1,438.80    181.70  1,620.50  8/16/01  X
WHALEY     GERALD L.                 SPRINGFIELD  MO 65810      08278  5/21/99   20,000     4,541.33 24,541.33  8/22/01
WOLF       EDWIN &                   FAIR OAKS    CA 95628                       51,910.11 19,790.95 71,701.06  9/7/01   X
WOLF       EDWIN &                   FAIR OAKS    CA 95628                        57,000   38,858.53 95,858.53  9/7/01   X
WOLF       GEORGE W.                 SPRINGFIELD  MO 65807      08930  8/10/99    2,000       393.92  2,393.92
WOLF       GEORGE W.                 SPRINGFIELD  MO 65807      09843  3/14/00    2,000.69    239.97  2,240.66  8/26/01
CALVERT    CYRIL
           DWIGHT                    ST LOUIS     MO 63367                                                               X   ***
                                                                                        SUM OF TOTAL REJECTING          511.438.10
                ****Election changed but not on list of those eligible to change vote

                                    RECITALS

          Stevens Financial Group, Inc. ("SFG") is a Missouri corporation, licensed in the State of Missouri to operate a consumer credit loan company.

          In 1997, Clarence W. Stevens ("Stevens") became the Chief Financial Officer and later President of SFG. In 1999 Stevens purchased the stock of Damian Sinclair and became the owner of SFG. Stevens is also the sole shareholder or member of the Stevens Companies.

          On March 19, 2001, SFG commenced the Bankruptcy Case as a voluntary Chapter 11 proceeding. On May 24, 2001, The Bankruptcy Court appointed Vern Schweigert as the Chapter 11 Trustee ("Trustee"). Since his appointment, the Trustee has conducted an examination of SFG's assets, liabilities and business affairs, including possible claims SFG's Bankruptcy Estate may have against the Potential Defendants, as hereafter defined.

          Based upon this examination, the Trustee has concluded the following:

     a) The best interests of the Bankruptcy Estate and its creditors would be served by the continuation of SFG's consumer credit loan operations under new management and new ownership, pursuant to a Plan of Reorganization;

     b) SFG's Bankruptcy Estate currently has insufficient cash and liquid assets to fund payment of Priority Claims and to re-capitalize its business operations, as would be necessary to consummate such a Plan of Reorganization

     c) SFG's Bankruptcy Estate and/or SFG's creditors may have claims against one or more of the Potential Defendants but such claims are disputed and would require protracted litigation;

     d) A prompt resolution of these claims would provide SFG with the necessary funds, if completed as a part of the consummation of a Plan of Reorganization.

          Stevens denies any liability on the claims asserted by the Trustee against him including allegations made in that certain civil lawsuit case No. B-01-03105-ECF-RTB, Adv.No.01-1319 filed by the Trustee against various defendants including Stevens and the Stevens Companies (the "Civil Case"). To avoid the risks and costs of protracted litigation, to assist in the consummation of Trustee's Plan of Reorganization, and to re-capitalize SFG's business operations for the benefit of SFG's investors and creditors, Stevens has agreed to settle and resolve the disputed claims, as hereafter identified, subject to the terms and conditions stated below. Subject to the terms of this agreement, the Trustee will dismiss the claims against Stevens and the Stevens Companies filed in the Civil Case with prejudice.

1.       DEFINITIONS.

          Certain terms used herein, and in the Recitals, will have the meanings set forth in this section 1.

1.1.     CONFIRMED PLAN OF REORGANIZATION.

          The confirmed plan of reorganization in the Bankruptcy Case containing the provisions described in section 3.

1.2.     APPROVAL MOTION.

          The motion to be filed by the Trustee with the Bankruptcy Court pursuant to section 2.1.1 hereof, seeking approval of this Settlement and the entry of the Approval Order.

1.3.     APPROVAL ORDER.

          An order of the Bankruptcy Court granting the Approval Motion and authorizing and directing the Trustee to implement this Settlement subject to the remaining terms and conditions hereof.

1.4.     BANKRUPTCY CASE.

          The chapter 11 proceedings pending in the United States Bankruptcy Court for the District of Arizona entitled In re Stevens Financial Group, Inc., Case No. 01-03501-ECF-RTB.

1.5.     BANKRUPTCY CODE.

          The Bankruptcy Reform Act of 1978, as amended, 11 U.S.C. paragraph 101, et seq., as applicable to Chapter 11 cases filed on March 19, 2001.

1.6.     BANKRUPTCY COURT.

          The United States Bankruptcy Court for the District of Arizona (or such other court as may have jurisdiction over the Reorganization Case) and, with respect to any particular proceeding arising under Title 11 of the United States Code, or arising in or related to this Chapter 11 case, any other court which has jurisdiction over such proceeding.

1.7.     BANKRUPTCY ESTATE.

          The Estate created upon the filing of the Bankruptcy Case in accordance with paragraph 541(a) of the Bankruptcy Code.

1.8.     CFV.

          Canadian Financial Ventures, Inc., an Arizona corporation.

1.9.     CHALLENGED TRANSACTIONS.

          The  transactions   identified  on  Exhibit 1,   attached  hereto  and
     incorporated herein.

1.10.    EFFECTIVE DATE.

          The date upon which the Confirmed Plan of Reorganization becomes effective.

1.11.    ESTATE CLAIMS.

          Any claims that SFG's Estate may have against Stevens or the Stevens Companies arising out of or relating to SFG or its business prior to the Effective Date, as set forth in the Plan and whether arising in contract or in tort, including, without limitation, those claims arising out of or relating to (i) the issuance of Collateralized Time Certificates and/or Fixed Rate Investment Certificates by SFG, (ii) the prospectuses issued by SFG in connection with such certificates, (iii) the management and administration of the trusts created in connection with the issuance of such certificates, and/or (iv) the Challenged Transactions, including, without limitation, any claims arising under paragraphs 544-551 of the Bankruptcy Code, excluding any claim arising pursuant to Section 7 of this Settlement or any breach of this agreement by Stevens or the Stevens Companies.

1.12.    FINAL ORDER.

          An order, judgment or other decree of the Bankruptcy Court, including, without limitation, a stipulation or other agreement entered into which is "so ordered" by the Bankruptcy Court, the operation or effect of which has not been reversed or stayed and as to which order, judgment or other decree (or any revision, modification or amendment thereof) the time to appeal or seek review has expired, and as to which no appeal or petition for review or certiorari has been taken or is pending (or if such appeal or petition has been taken or granted, it has been finally decided).

1.13.    FRI INVESTOR.

          A current holder of a Collateralized Time Certificate and/or Fixed Rate Investment Certificate issued by SFG.

1.14.    FRI INVESTOR CLAIMS.

          Claims of FRI Investors against any of the Potential Defendants, whether liquidated or unliquidated, contingent or fixed, arising in contract or in tort, arising out of or relating to (i) the issuance of Collateralized Time Certificates and/or Fixed Rate Investment Certificates by SFG, (ii) the prospectuses issued by SFG in connection with such certificates, (iii) the management and administration of the trusts created in connection with the issuance of such certificates, and/or (iv) the Challenged Transactions, including, without limitation, any claims arising under applicable federal or state securities laws.

1.15.    GLOBAL SETTLEMENT

          The settlement agreement between the Trustee, SFG, and SFG's Investors and Colonial Trust Company, Harnden & Hamilton, First Financial Trust Company ("FFTC"), FFTC's Officers & Directors (as defined in the Global Settlement), Wolf Haldenstein Adler Freeman & Herz, the Stolar Partnership, Damian Sinclair, Susan Sinclair, Clarence W. Stevens and Patrick Robarge entered by the Settling Parties (as defined in the Global Settlement) in November/December 2002.

1.16.    PARTICIPATING FRI INVESTORS.

          FRI Investors who elect to be Participating Investors under the Plan of Reorganization and, as part of such election, agree to assign the FRI Investor Claims they may have against the Potential Defendants to SFG on the Effective Date of the Plan.

1.17.    PARTICIPATING FRI INVESTOR RELEASE.

          A release of the FRI Investor Claims of Participating FRI Investors to be provided to Stevens and the Stevens Companies as of the Effective Date.

1.18.    POTENTIAL DEFENDANTS.

          Stevens, Patrick Robarge, Damian Sinclair, and Susan W. Sinclair, and their respective heirs, successors, assigns, and affiliated entities, including, without limitation, the Stevens Companies; and Harnden & Hamilton, P.C., Colonial Trust Company, First Financial Trust Company, First Financial Consultants, Greystone Securities Corporation, and their officers, directors, employees, agents and professionals, to the extent such professionals performed services relating to the issuance or management of collateralized time certificates or fixed rate investment certificates.

1.19.    STEVENS.

          Clarence W. Stevens, Jr.

1.20.    STEVENS COMPANIES.

          Stevens Management Services, Inc.

1.21.    SFG.

          Stevens Financial Group, Inc., a Missouri corporation and the Debtor in the Bankruptcy Case.

1.22.    SETTLEMENT and SETTLEMENT EFFECTIVE DATE.

          This Settlement, including any amendments or modifications approved in accordance herewith. The Settlement Effective Date shall be any day, no later than 10 business days, following the day that the Approval Order has become a Final Order.

1.23.    TRUSTEE.

          Vern Schweigert, and any person duly appointed by the Bankruptcy Court to succeed him as the trustee of the Bankruptcy Estate.

2.       PRELIMINARY OBLIGATIONS OF PARTIES.

          As soon as practicable after the execution of this Settlement, the parties hereto shall have the following obligations:

2.1.     PRELIMINARY OBLIGATIONS OF TRUSTEE.

          The Trustee shall be obligated to take the following actions:

2.1.1.   Approval Motion and Order.

          Within ten (10) days of the execution of this Settlement, the Trustee shall file the Approval Motion, and shall thereafter take such steps as are reasonably required to seek the entry of the Approval Order.

2.2.     PRELIMINARY OBLIGATIONS OF STEVENS.

          Stevens shall be obligated to take the following actions:

2.2.1.   Approval Motion.

          Stevens shall take such actions as are reasonably requested by the Trustee to assist in the presentation of the Approval Motion, including, without limitation, providing the Trustee with verified statements and/or testimony in connection with the presentation of such motion.

2.2.2.   Cooperation with Trustee.

          Stevens shall continue to cooperate with the Trustee and SFG's management regarding the investigation of the affairs of SFG and the operation of the business of SFG and in the event the Bankruptcy Court orders an examination pursuant to Rule 2004 of the Bankruptcy Rules, cooperate to provide the information requested.

2.2.3.   Verified Statement.

          Stevens shall provide the Trustee with a Verified Statement in the form attached hereto, identifying, without limitation, all assets and liabilities of each of Stevens, the Stevens Companies, and any other affiliated entity.

2.2.4.   Preservation of Assets.

          Until the Effective Date, Stevens shall not transfer any assets owned by Stevens, the Stevens Companies, or any affiliated entity except in the ordinary course of business and for fair consideration, without the prior written consent of the Trustee.

2.2.5.   Affiliated Companies.

          Through the Effective Date, Stevens shall cooperate with the Trustee and SFG's management in the operation of affiliated companies and shall take such actions as are reasonably requested by the Trustee to facilitate the eventual turnover of the assets of such companies to SFG as of the Effective Date.

3.       TERMS OF THE CONFIRMED PLAN OF REORGANIZATION.

          As used in this Settlement, the Confirmed Plan of Reorganization contains the following material provisions:

3.1.     ELECTION FOR FRI INVESTORS TO ASSIGN CLAIMS.

          The Plan provides that each FRI Investor may elect to be a Participating Creditor, who will receive an ownership interest in SFG after the Effective Date in partial exchange for the assignment of its FRI Investor Claims to SFG.

3.2.     RELEASE OF PARTICIPATING FRI INVESTOR CLAIMS.

          The Plan, made effective through the Global Settlement, provides for SFG to release all FRI Investor Claims against Stevens and the Stevens Companies assigned to it subject to the terms and conditions set forth herein.

3.3.     USE OF SETTLEMENT PROCEEDS FOR REORGANIZATION OF SFG.

          The Plan provides that the proceeds of the settlement provided for herein shall be used by SFG to make any required payments to creditors on the Effective Date and to re-capitalize SFG's operations.

4.       REPRESENTATIONS OF STEVENS.

          Stevens represents and warrants as follows:

4.1.     CHALLENGED TRANSACTIONS.

          He has provided truthful and accurate information to the Trustee regarding the Challenged Transactions.

4.2.     FINANCIAL CONDITION.

          He has provided truthful and accurate information to the Trustee regarding his current financial condition and, neither owns, directly or indirectly, any real or personal property other than as previously disclosed to the Trustee. The financial information submitted to the Trustee and attached hereto as Exhibit __ is true, accurate and complete. When presented, the Verified Statements shall be true and accurate to the best knowledge of Stevens. Stevens is the sole shareholder or member of the Stevens Companies and together with the Stevens Companies has good, valid and marketable title to each of the assets to be transferred in accordance with this stipulation including, without limitation, any interest in the stock or equity interest in any Stevens Company. Except as set forth on Exhibit __, each such asset will be conveyed to the Estate free and clear of all liens, mortgages, security interest, pledges, charges and encumbrances. Stevens has the legal power and authority to bind each of the Stevens Companies and to transfer the assets contemplated herein.

4.3.     INSURANCE COVERAGE.

          To the best of his knowledge, neither he nor any affiliated entity is the insured on any insurance policy that would cover any of the Estate Claims or the FRI Investor Claims.

5.       SETTLEMENT EFFECTIVE DATE OBLIGATIONS.

          Subject to the conditions set forth in section 6 hereof, the parties shall perform the following on the Effective Date.

5.1.     OBLIGATIONS OF TRUSTEE.

          On the Settlement Effective Date, the Trustee shall perform the following:

5.1.1.   Estate Claims Release.

          The Trustee shall execute and deliver to Stevens and the Stevens Companies a release of the Estate Claims against Stevens and the Stevens Companies and subsequent releases from settling parties.

5.1.2.   Participating Investor Releases.

          SFG or the Trustee shall execute and deliver to Stevens a release of the FRI Investor Claims against Stevens assigned to SFG by FRI Investors who have elected to make such assignments.

5.2.     OBLIGATIONS OF STEVENS.

5.2.1.   Cash Settlement.

          Stevens shall pay the sums of: $12,000 in unpaid vacation claims and $1,439 held in an SFG Certificate, and all cash, certificates of deposit, bonds, and the value of all publicly traded stock currently held by Stevens in SFG, or Stevens Management Services.

5.2.2.   Real Estate and Other Assets.

          Stevens and each of the Stevens Companies shall execute deeds in favor of SFG covering the real properties described on Exhibit 2 which Stevens hereby represents and warrants includes all real estate (except the homestead identified on Exhibit 4), owned by Stevens or any of the Stevens Companies directly or indirectly.

5.2.3.   Corporate Interests.

          At the option of the Trustee, Stevens shall execute assignments in favor of SFG covering all interests of Stevens in Stevens Management Services. Stevens hereby represents and warrants that all of the liabilities of the Stevens Companies have been disclosed on Exhibit 3 attached hereto. Nothing in this stipulation shall require the Trustee to accept stock in any of the Stevens Companies.

5.2.4.   Assignment of Assets of the Stevens Companies.

          Stevens shall, on behalf of himself and the Stevens Companies, execute and deliver to SFG an assignment of any and all assets such companies may have and shall release any and all claims he may have against the Stevens Companies.

5.2.5.   Release of Claims Against SFG.

          Stevens shall execute and deliver to SFG a release of any claims Stevens or any Stevens affiliate may have against SFG, its successors and assigns.

5.2.6.   Release of Claims Against Other Settling Parties.

          Stevens shall execute and deliver a release of any claims he may have against any other Potential Defendant, including all those defendants participating in the Global Settlement, that enters into a settlement with the Trustee, including any future settlements.

6.       CONDITIONS TO SETTLEMENT EFFECTIVE DATE OBLIGATIONS.

          The obligations of each party on the Settlement Effective Date are subject to the following conditions:

6.1.     APPROVAL OF AGREEMENT.

          The Approval Order has been entered and has become a Final Order.

6.2.     PERFORMANCE BY OTHER PARTY.

          The other party to this Stipulation has tendered performance of its obligations under section 5 hereof.

6.3.     ACCURACY OF REPRESENTATIONS AND WARRANTIES.

          The  representations  and  warranties   contained  in  section  4  and
     elsewhere  in this  stipulation  are true and  correct as of the  Effective
     Date.

7.       CONDITIONS TO EFFECTIVENESS OF RELEASES.

          Notwithstanding any other provision hereof, the releases provided to Stevens shall not release any of the Estate Claims or the FRI Investor Claims to the extent that the Verified Statements required in section 2.2.3 hereof are materially incorrect.

8.       TERMINATION.

8.1.     EVENTS OF TERMINATION.

          Prior to the Settlement Effective Date, any party hereto may elect to terminate this Settlement by notice to the other parties upon the occurrence of any of the following events:

8.1.1.   Approval Motion.

          The Bankruptcy Court enters an order denying the Approval Motion.

8.1.2.   Approval Order.

          The Approval Order has not been entered by January 31, 2003.

8.1.3    Indictment

          Issuance of a criminal indictment by the state of Missouri or the Justice Department of Stevens before the Effective Date.

8.2.     EFFECT OF TERMINATION.

          Upon termination of this Settlement pursuant to this section 8, this Settlement shall become null and of no force and effect, and the parties will be entitled to the restoration of the status quo as it existed prior to the execution of this Settlement.

9.       MODIFICATION OF AGREEMENT

          This Agreement, taken together with the Global Settlement referenced above, is the complete and entire Agreement of the settling parties and may not be modified, changed, contradicted, edited or altered in any way by any prior or subsequent written or oral communications. This Agreement can only be modified in a writing signed by all of the settling parties.

10.      Confidentiality

          The Settling Parties will maintain as confidential all information that is not needed to obtain the entry of the Approval Order.

11.      Choice of Law

          This Agreement is to be interpreted in accordance with the law of the State of Arizona, except to the extent that it may be governed by federal bankruptcy law.

12.      Representations and Warranties

          All representations, warranties, promises, inducements, or statements of intention made by the settling parties concerning the subject matter of this Agreement are embodied in this Agreement. None of the Settling Parties shall be bound by, or liable for, any alleged representation, warranty, inducement, or statement of intention concerning the subject matter of this Agreement that is not expressly embodied in this Agreement.

13.      Construction

          This Agreement is the product of informed negotiation between the settling parties, involving the compromise of disputed claims and rights. Each of the settling parties has participated in the drafting of this Agreement after consulting with their own legal counsel, or has agreed to the terms of this Agreement after consulting with their own legal counsel. In the event an ambiguity exists in any provision of this Agreement, such ambiguity is not to be construed by any reference to any doctrine calling for any ambiguities to be resolved against the drafter of the document or the insurer.

14.      Incorporation of Recitals

          The Recitals to this Agreement are hereby deemed to be a substantive part of this Agreement.

15.      Validity

          This Agreement constitutes a valid, binding, and legally enforceable agreement among the settling parties in accordance with its terms.

16.      Specific Performance

          The settling parties agree that irreparable damage would result from any Party's breach of this Agreement, and further agree that a non-breaching Party would have no adequate remedy at law to redress such breach. Therefore, the settling parties agree that, in the event of a breach of this Agreement, specific performance and/or injunctive relief is appropriate to remedy any such breach of this Agreement. Notwithstanding the foregoing, nothing contained in this Paragraph shall be deemed a waiver by any non-breaching Party of any other remedies available at law or equity to redress any other Party's breach of this Agreement.

17.      Waiver of Jury Trial

          Each of the settling parties hereby waives all rights to a trial by jury in any action or proceeding commenced to resolve any disputes arising out of or relating to the interpretation and/or enforcement of this Agreement.

18.      Successors and Assigns

          This Agreement shall inure to the benefit of the settling parties hereto and their respective successors and assigns.

19.      Headings

          Any headings used in this Agreement are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

20.      EXECUTION

          This agreement may be executed in multiple counterparts, each one of which shall constitute an original and all of which shall constitute one agreement.

         DATED this ____ day of September 2002.

TRUSTEE:


                                             ___________________________________
                                                     Vern Schweigert, Trustee



STEVENS:


                                             ___________________________________
                                                     Clarence W. Stevens, Jr.



                                             ___________________________________
                                             Stevens Management Services, Inc.
                                             Clarence W. Stevens, Jr., President



                                    EXHIBIT-1

                             CHALLENGED TRANSACTIONS

1. The October 15, 1999 stock sale under which Stevens purchased the stock in SFG from Damian Sinclair.

2.   The transaction between SFG and Canadian Financial Ventures.

3.   U.S. Financial and PR Edge servicing agreements.

4.   P.R. Edge loans from SFG.

5.   1995 Sale of stock in SFG.

6.   Purchase of Sinclair Management Service stock.

7.   Service agreement with Sinclair Management Services.

8.   PR Edge loans sold to SFG.

9.   US Financial loans sold to SFG.

10.  Service agreement with Stevens Management Services.

11.  Formation and transactions with Stevens Funding Corporation.

12.  Purchase of SFG's computer System by Stevens Management Services.

13.  Revolving line between Spartan and SFG.

14. Spartan receivable from Stevens on Spartan books at 3901 S. Fremont, Springfield, Mo.



                                    EXHIBIT 2

                               STEVENS PROPERTIES

1.   Real property at


                                    EXHIBIT 3

                          LIABILITIES AND ENCUMBRANCES

     The real property located at _____________________ is encumbered by unpaid real estate taxes in the approximate amount of $________.



                                    EXHIBIT 4

                                    HOMESTEAD

Please designate a homestead.



                                    EXHIBIT 5

                               SOME OF THE ASSETS

                         TO BE TRANSFERRED TO THE ESTATE

$12,000 in unpaid vacation claims.

$1,439 in SFG Certificate claims.

All other assets of the Stevens Companies.



                                    EXHIBIT 6

                   FINANCIAL INFORMATION SUBMITTED BY STEVENS

[ATTACHED HERETO.]

                                    RECITALS


          Stevens Financial Group, Inc. ("SFG") is a Missouri corporation, licensed in the State of Missouri to operate a consumer credit loan company.

          Prior to 1996, Patrick Robarge ("Robarge") was a shareholder, of SFG, and has since been active in the operations of SFG through August, 2001. Robarge is also the sole shareholder or member of the Robarge Companies.

          On March 19, 2001, SFG commenced the Bankruptcy Case as a voluntary Chapter 11 proceeding. On May 24, 2001, The Bankruptcy Court appointed Vern Schweigert as the Chapter 11 Trustee ("Trustee"). Since his appointment, the Trustee has conducted an examination of SFG's assets, liabilities and business affairs, including possible claims SFG's Bankruptcy Estate may have against the Potential Defendants, as hereafter defined.

          Based upon this examination, the Trustee has concluded the following:

     a) The best interests of the Bankruptcy Estate and its creditors would be served by the continuation of SFG's consumer credit loan operations under new management and new ownership, pursuant to a Plan of Reorganization;

     b) SFG's Bankruptcy Estate currently has insufficient cash and liquid assets to fund payment of Priority Claims and to re-capitalize its business operations, as would be necessary to consummate such a Plan of Reorganization

     c) SFG's Bankruptcy Estate and/or SFG's creditors may have claims against one or more of the Potential Defendants but such claims are disputed and would require protracted litigation;

     d) A prompt resolution of these claims would provide SFG with the necessary funds, if completed as a part of the consummation of a Plan of Reorganization.

          Robarge denies any liability on the claims asserted by the Trustee against him including allegations made in that certain civil lawsuit case No. B 01-03105-ECF-RTB, Adv. No. 01-1319 filed by the Trustee against various defendants including Robarge and the Robarge Companies (the "Civil Case"). To avoid the risks and costs of protracted litigation, to assist in the consummation of Trustee's Plan of Reorganization, and to re-capitalize SFG's business operations for the benefit of SFG's investors and creditors, Robarge has agreed to settle and resolve the disputed claims, as hereafter identified, subject to the terms and conditions stated below. Subject to the terms of this agreement, the Trustee will dismiss the claims against Robarge and the Robarge Companies filed in the Civil Case with prejudice.

1.       DEFINITIONS.

          Certain terms used herein, and in the Recitals, will have the meanings set forth in this section 1.

1.1.     AGREEMENT

          This settlement agreement.

1.2.     CONFIRMED PLAN OF REORGANIZATION.

          The confirmed plan of reorganization in the Bankruptcy Case containing the provisions described in section 3.

1.3.     APPROVAL MOTION.

          The motion to be filed by the Trustee with the Bankruptcy Court pursuant to section 2.1.1 hereof, seeking approval of this Settlement and the entry of the Approval Order.

1.4.     APPROVAL ORDER.

          An order of the Bankruptcy Court granting the Approval Motion and authorizing and directing the Trustee to implement this Settlement subject to the remaining terms and conditions hereof.

1.5.     BANKRUPTCY CASE.

          The chapter 11 proceedings pending in the United States Bankruptcy Court for the District of Arizona entitled In re Stevens Financial Group, Inc., Case No. 01-03501-ECF-RTB.

1.6.     BANKRUPTCY CODE.

          The Bankruptcy Reform Act of 1978, as amended, 11 U.S.C. paragraph 101, et seq., as applicable to Chapter 11 cases filed on March 19, 2001.

1.7.     BANKRUPTCY COURT.

          The United States Bankruptcy Court for the District of Arizona (or such other court as may have jurisdiction over the Reorganization Case) and, with respect to any particular proceeding arising under Title 11 of the United States Code, or arising in or related to this Chapter 11 case, any other court which has jurisdiction over such proceeding.

1.8.     BANKRUPTCY ESTATE.

          The Estate created upon the filing of the Bankruptcy Case in accordance with paragraph 541(a) of the Bankruptcy Code.

1.9.     CFV.

          Canadian Financial Ventures, Inc., an Arizona corporation.

1.10.    CHALLENGED TRANSACTIONS.

          The  transactions   identified  on  Exhibit 1,   attached  hereto  and
     incorporated herein.

1.11.    EDGE.

          P.R. Edge Finance Corp., an Arizona corporation.

1.12.    EFFECTIVE DATE.

          The date upon which all conditions to the effectiveness of the Confirmed Plan of Reorganization have been satisfied or waived and upon which such Plan becomes substantially consummated.

1.13.    ESTATE CLAIMS.

          Any claims that SFG's Estate may have against Robarge or the Robarge Companies arising out of or relating to SFG or its business prior to the Effective Date, as set forth in the Plan and whether arising in contract or in tort, including, without limitation, those claims arising out of or relating to (i) the issuance of Collateralized Time Certificates and/or Fixed Rate Investment Certificates by SFG, (ii) the prospectuses issued by SFG in connection with such certificates, (iii) the management and administration of the trusts created in connection with the issuance of such certificates, and/or (iv) the Challenged Transactions, including, without limitation, any claims arising under paragraphs 544-551 of the Bankruptcy Code, excluding any claim arising pursuant to Section 7 of this Settlement or any breach of this agreement by Robarge or the Robarge Companies.

1.14.    FINAL ORDER.

          An order, judgment or other decree of the Bankruptcy Court, including, without limitation, a stipulation or other agreement entered into which is "so ordered" by the Bankruptcy Court, the operation or effect of which has not been reversed or stayed and as to which order, judgment or other decree (or any revision, modification or amendment thereof) the time to appeal or seek review has expired, and as to which no appeal or petition for review or certiorari has been taken or is pending (or if such appeal or petition has been taken or granted, it has been finally decided).

1.15.    FRI INVESTOR.

          A current holder of a Collateralized Time Certificate and/or Fixed Rate Investment Certificate issued by SFG.

1.16.    FRI INVESTOR CLAIMS.

          Claims of FRI Investors against any of the Potential Defendants, whether liquidated or unliquidated, contingent or fixed, arising in contract or in tort, arising out of or relating to (i) the issuance of Collateralized Time Certificates and/or Fixed Rate Investment Certificates by SFG, (ii) the prospectuses issued by SFG in connection with such certificates, (iii) the management and administration of the trusts created in connection with the issuance of such certificates, and/or (iv) the Challenged Transactions, including, without limitation, any claims arising under applicable federal or state securities laws.

1.17.    GLOBAL SETTLEMENT

          The settlement agreement between the Trustee, SFG, and SFG's Investors and Colonial Trust Company, Harnden & Hamilton, First Financial Trust Company ("FFTC"), FFTC's Officers & Directors (as defined in the Global Settlement), , the Stolar Partnership, , Clarence W. Stevens and Patrick Robarge entered by the Settling Parties (as defined in the Global Settlement) in October 2002.

1.18.    PARTICIPATING FRI INVESTORS.

          FRI Investors who elect to be Participating Investors under the Plan of Reorganization and, as part of such election, agree to assign the FRI Investor Claims they may have against the Potential Defendants to SFG on the Effective Date of the Plan.

1.19.    PARTICIPATING FRI INVESTOR RELEASE.

          A release of the FRI Investor Claims of Participating FRI Investors to be provided to Robarge and the Robarge Companies as of the Effective Date.

1.20.    POTENTIAL DEFENDANTS.

          Robarge, Clarence W. Stevens, Jr., Damian Sinclair, and Susan W. Sinclair, and their respective heirs, successors, assigns, and affiliated entities, including, without limitation, the Robarge Companies; and Harnden & Hamilton, P.C., Colonial Trust Company, First Financial Trust Company, First Financial Consultants, Greystone Securities Corporation, and their officers, directors, employees, agents and professionals, to the extent such professionals performed services relating to the issuance or management of collateralized time certificates or fixed rate investment certificates.

1.21.    ROBARGE.

          Patrick J. Robarge.

1.22.    ROBARGE COMPANIES.

          CFV,  Edge,  Spartan,   Sinclair  Management   Services,   a  Missouri
     corporation, and U.S. Financial.

1.23.    SFG.

          Stevens Financial Group, Inc., a Missouri corporation and the Debtor in the Bankruptcy Case.

1.24.    SPARTAN.

          Spartan Finance Corp., an Arizona corporation.

1.25.    SETTLEMENT and SETTLEMENT EFFECTIVE DATE.

          This Settlement, including any amendments or modifications approved in accordance herewith. The Settlement Effective Date shall be any day, no later than 10 business days, following the day that the Approval Order has become a Final Order.

1.26.    SETTLING PARTIES.

          Settling Parties shall mean Settling Claimants, Settling Defendants, Settling Insurers as those terms are defined above.

1.27.    TRUSTEE.

          Vern Schweigert, and any person duly appointed by the Bankruptcy Court to succeed him as the trustee of the Bankruptcy Estate.

1.28.    U.S. FINANCIAL.

          U.S. Financial Corporation, a Delaware corporation.

2.       PRELIMINARY OBLIGATIONS OF PARTIES.

          As soon as practicable after the execution of this Settlement, the parties hereto shall have the following obligations:

2.1.     PRELIMINARY OBLIGATIONS OF TRUSTEE.

          The Trustee shall be obligated to take the following actions:

2.1.1.   Approval Motion and Order.

          Within ten (10) days of the execution of this Settlement, the Trustee shall file the Approval Motion, and shall thereafter take such steps as are reasonably required to seek the entry of the Approval Order.

2.2.     PRELIMINARY OBLIGATIONS OF ROBARGE.

          Robarge shall be obligated to take the following actions:

2.2.1.   Approval Motion.

          Robarge shall take such actions as are reasonably requested by the Trustee to assist in the presentation of the Approval Motion, including, without limitation, providing the Trustee with verified statements and/or testimony in connection with the presentation of such motion.

2.2.2.   Cooperation with Trustee.

          Robarge  shall   continue  to  cooperate  with  the  Trustee  and  the
     management of SFG in the investigation of the affairs of SFG and the operation of the business of SFG and in the event the Bankruptcy Court orders an examination pursuant to Rule 2004 of the Bankruptcy Rules, cooperate to provide the information requested.

2.2.3.   Verified Statement.

          Robarge shall provide the Trustee with a Verified Statement in the form attached hereto, identifying, without limitation, all assets and liabilities of each of Robarge, the Robarge Companies, and any other affiliated entity.

2.2.4.   Preservation of Assets.

          Until the Effective Date, Robarge shall not transfer any assets owned by Robarge, the Robarge Companies, or any affiliated entity except in the ordinary course of business and for fair consideration, without the prior written consent of the Trustee.

2.2.5.   Affiliated Companies.

          Through the Effective Date, Robarge shall cooperate with the Trustee and SFG's management in the operation of affiliated companies and shall take such actions as are reasonably requested by the Trustee to facilitate the eventual turnover of the assets of such companies to SFG as of the Effective Date.

3.       TERMS OF THE CONFIRMED PLAN OF REORGANIZATION.

          As used in this Settlement, the Confirmed Plan of Reorganization contains the following material provisions:

3.1.     ELECTION FOR FRI INVESTORS TO ASSIGN CLAIMS.

          The Plan provides that each FRI Investor may elect to be a Participating Creditor, who will receive an ownership interest in SFG after the Effective Date in partial exchange for the assignment of its FRI Investor Claims to SFG.

3.2.     RELEASE OF PARTICIPATING FRI INVESTOR CLAIMS.

          The Plan provides for SFG to release all FRI Investor Claims against Robarge and the Robarge Companies assigned to it subject to the terms and conditions set forth herein.

3.3.     USE OF SETTLEMENT PROCEEDS FOR REORGANIZATION OF SFG.

          The Plan provides that the proceeds of the settlement provided for herein shall be used by SFG to make any required payments to creditors on the Effective Date and to re-capitalize SFG's operations.

4.       REPRESENTATIONS OF ROBARGE.

          Robarge represents and warrants as follows:

4.1.     CHALLENGED TRANSACTIONS.

          He has provided truthful and accurate information to the Trustee regarding the Challenged Transactions.

4.2.     FINANCIAL CONDITION.

          He has provided truthful and accurate information to the Trustee regarding his current financial condition and, neither owns, directly or indirectly, any real or personal property other than as previously disclosed to the Trustee. The financial information submitted to the Trustee and attached hereto as Exhibit 6 is true, accurate and complete. When presented, the Verified Statements shall be true and accurate to the best knowledge of Robarge. Robarge is the sole shareholder or member of the Robarge Companies and together with the Robarge Companies has good, valid and marketable title to each of the assets to be transferred in accordance with this stipulation including, without limitation, any interest in the stock or equity interest in any Robarge Company (wants to know if we want these companies and wants to hold on to U.S. Financial and Edge - doesn't care just wants to know). Except as set forth on Exhibit 3, each such asset will be conveyed to the Estate free and clear of all liens, mortgages, security interest, pledges, charges and encumbrances. Robarge has the legal power and authority to bind each of the Robarge Companies and to transfer the assets contemplated herein.

4.3.     INSURANCE COVERAGE.

          To the best of his knowledge, neither he nor any affiliated entity is the insured on any insurance policy that would cover any of the Estate Claims or the FRI Investor Claims.

5.       SETTLEMENT EFFECTIVE DATE OBLIGATIONS.

          Subject to the conditions set forth in section 6 hereof, the parties shall perform the following on the Effective Date.

5.1.     OBLIGATIONS OF TRUSTEE.

          On the Settlement Effective Date, the Trustee shall perform the following:

5.1.1.   Estate Claims Release.

          The Trustee shall execute and deliver to Robarge and the Robarge Companies a release of the Estate Claims against Robarge and the Robarge Companies and subsequent releases from settling parties.

5.1.2.   Participating Investor Releases.

          SFG or the Trustee shall execute and deliver to Robarge a release of the FRI Investor Claims against Robarge assigned to SFG by FRI Investors who have elected to make such assignments.

5.2.     OBLIGATIONS OF ROBARGE.

5.2.1.   Cash Settlement.

          Robarge shall pay the sums of: $42,000 in cash from corporate entities (PR Edge and U.S. Financial); $20,000 in SFG FRI certificate claims; $12,000 in unpaid vacation claims; and all other assets of the Robarge
     Companies, including, without limitation, those assets of the Robarge Companies identified in the attachments hereto.

5.2.2.   Real Estate and Other Assets.

          Robarge and each of the Robarge Companies shall execute deeds in favor of SFG covering the real properties described on Exhibit 2 which Robarge hereby represents and warrants includes all real estate (except the homestead identified on Exhibit 4), owned by Robarge or any of the Robarge Companies directly or indirectly. Robarge and each of the Robarge Companies shall further transfer and assign all of the property identified on
     Exhibit 5 including, without limitation, $123,542 in Mortgage Receivables (cash higher and mortgage receivables lower), $100,000 in Land and Building in Tucson, Arizona (may be lower no appraisal) and $1,300,000 in Finance Receivables all from PR Edge and U.S. Financial. (Virtually all of these accounts are delinquent and Mr. Robarge estimates that the estate will not receive more than 10% of their value.)

5.2.3.   Corporate Interests.

          At the option of the Trustee, Robarge shall execute assignments in favor of SFG covering all interests of Robarge in Spartan, Sinclair Management Services and CFV. Robarge hereby represents and warrants that all of the liabilities of the transferred assets from the Robarge Companies have been disclosed on Exhibit 3 attached hereto. Nothing in this stipulation shall require the Trustee to accept stock in any of the Robarge Companies.

5.2.4.   Assignment of Assets of the Robarge Companies.

          Robarge shall, on behalf of himself and the Robarge Companies, execute and deliver to SFG an assignment of any and all assets such companies have transferred and shall release any and all claims he may have against the Robarge Companies, including but not limited to the $210,513 in restricted cash recorded for past installment receivable sales to Sinclair National Bank, and a $5,000,000 note from Clarence Stevens to Damian Sinclair (the note was subsequently transferred to Spartan).

5.2.5.   Release of Claims Against SFG.

          Robarge shall execute and deliver to SFG a release of any claims Robarge or any Robarge affiliate may have against SFG, its successors and assigns.

5.2.6.   Release of Claims Against Other Settling Parties.

          Robarge shall execute and deliver a release of any claims he may have against any other Potential Defendant who enters into a settlement with the Trustee, including any future settlements.

6.       CONDITIONS TO SETTLEMENT EFFECTIVE DATE OBLIGATIONS.

          The obligations of each party on the Settlement Effective Date are subject to the following conditions:

6.1.     APPROVAL OF AGREEMENT.

          The Approval Order has been entered and has become a Final Order.

6.2.     PERFORMANCE BY OTHER PARTY.

          The other party to this Stipulation has tendered performance of its obligations under section 5 hereof.

6.3.     ACCURACY OF REPRESENTATIONS AND WARRANTIES.

          The  representations  and  warranties   contained  in  section  4  and
     elsewhere  in this  stipulation  are true and  correct as of the  Effective
     Date.

7.       CONDITIONS TO EFFECTIVENESS OF RELEASES.

          Notwithstanding any other provision hereof, the releases provided to Robarge shall not release any of the Estate Claims or the FRI Investor Claims to the extent that the Verified Statements required in section 2.2.3 hereof are materially incorrect.

8.       TERMINATION.

8.1.     EVENTS OF TERMINATION.

          Prior to the Settlement Effective Date, any party hereto may elect to terminate this Settlement by notice to the other parties upon the occurrence of any of the following events:

8.1.1.   Approval Motion.

          The Bankruptcy Court enters an order denying the Approval Motion.

8.1.2.   Approval Order.

          The Approval Order has not been entered by October 30, 2002.

8.1.3    Indictment

          Issuance of a criminal indictment by the state of Missouri or the Justice Department of Stevens before the Effective Date.

8.2.     EFFECT OF TERMINATION.

          Upon termination of this Settlement pursuant to this section 8, this Settlement shall become null and of no force and effect, and the parties will be entitled to the restoration of the status quo as it existed prior to the execution of this Settlement.

9.       MODIFICATION OF AGREEMENT

          This Agreement, taken together with the Global Settlement referenced above, is the complete and entire Agreement of the settling parties and may not be modified, changed, contradicted, edited or altered in any way by any prior or subsequent written or oral communications. This Agreement can only be modified in a writing signed by all of the settling parties.

10.      Confidentiality

          The Settling Parties will maintain as confidential all information that is not needed to obtain the entry of the Approval Order.

11.      Choice of Law

          This Agreement is to be interpreted in accordance with the law of the State of Arizona, except to the extent that it may be governed by federal bankruptcy law.

12.      Representations and Warranties

          All representations, warranties, promises, inducements, or statements of intention made by the settling parties concerning the subject matter of this Agreement are embodied in this Agreement. None of the Settling Parties shall be bound by, or liable for, any alleged representation, warranty, inducement, or statement of intention concerning the subject matter of this Agreement that is not expressly embodied in this Agreement.

13.      Construction

          This Agreement is the product of informed negotiation between the settling parties, involving the compromise of disputed claims and rights. Each of the settling parties has participated in the drafting of this Agreement after consulting with their own legal counsel, or has agreed to the terms of this Agreement after consulting with their own legal counsel. In the event an ambiguity exists in any provision of this Agreement, such ambiguity is not to be construed by any reference to any doctrine calling for any ambiguities to be resolved against the drafter of the document or the insurer.

14.      Incorporation of Recitals

          The Recitals to this Agreement are hereby deemed to be a substantive part of this Agreement.

15.      Validity

          This Agreement constitutes a valid, binding, and legally enforceable agreement among the settling parties in accordance with its terms.

16.      Specific Performance

          The settling parties agree that irreparable damage would result from any Party's breach of this Agreement, and further agree that a non-breaching Party would have no adequate remedy at law to redress such breach. Therefore, the settling parties agree that, in the event of a breach of this Agreement, specific performance and/or injunctive relief is appropriate to remedy any such breach of this Agreement. Notwithstanding the foregoing, nothing contained in this Paragraph shall be deemed a waiver by any non-breaching Party of any other remedies available at law or equity to redress any other Party's breach of this Agreement.

17.      Waiver of Jury Trial

          Each of the settling parties hereby waives all rights to a trial by jury in any action or proceeding commenced to resolve any disputes arising out of or relating to the interpretation and/or enforcement of this Agreement.

18.      Successors and Assigns

          This Agreement shall inure to the benefit of the settling parties hereto and their respective successors and assigns.

19.      Headings

          Any headings used in this Agreement are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

20.      EXECUTION

          This agreement may be executed in multiple counterparts, each one of which shall constitute an original and all of which shall constitute one agreement.

         DATED this ____ day of September 2002.

TRUSTEE:

                                             ___________________________________
                                                      Vern Schweigert, Trustee



ROBARGE:


                                             ___________________________________
                                                     Patrick Robarge


                                             ___________________________________
                                                     PR Edge Financial Corp
                                                     Patrick Robarge, President


                                             ___________________________________
                                                     US Financial Corp
                                                     Patrick Robarge, President


                                             ___________________________________
                                                    Sinclair Management Services
                                                     Patrick Robarge, President


                                             ___________________________________
                                                     Canadian Financial Ventures
                                                     Patrick Robarge, President


                                             ___________________________________
                                                     Spartan Finance Company
                                                     Patrick Robarge, President



                                    EXHIBIT-1

                             CHALLENGED TRANSACTIONS

1.       The CFV loan sale to CFV.

2.       P.R. Edge line of credit from SFG.

3.       U.S. Financial and PR Edge servicing agreements.

4.       1995 Sale of stock in SFG

5.       Purchase of Sinclair Management Service stock.

6.       Service Agreement with Sinclair Management Services

7.       PR Edge loans sold to SFG

8.       US Financial loans sold to SFG.

9. Mortgage on 12103 N. Farm Rd. 221, Fair Grove, Mo. Any previous loan by SFG or SMS to Robarge.

10.      Revolving line between Spartan and SFG.

11. Spartan receivable from Robarge on Spartan books at 3901 S. Fremont, Springfield, Mo.

12.      Real   property  at 3901 S.  Fremont,  Springfield,  Mo.,  purchased by
         US Financial and sold to Damian Sinclair.




                                    EXHIBIT 2

                               ROBARGE PROPERTIES

     1. Real property at 504 W. Nebraska, Tucson AZ, subject to all unpaid real estate taxes.




                                    EXHIBIT 3

                          LIABILITIES AND ENCUMBRANCES

     The real property located at 504 W. Nebraska, Tucson, Arizona is encumbered by unpaid real estate taxes in the approximate amount of $11,287.

     Of  the  $42,000  in  cash  being  paid,   $3,182  reflect  unclaimed  cash
     collections on behalf of SFG and/or the Robarge Companies that may be subject to claims by the paying party.




                                    EXHIBIT 4

                                    HOMESTEAD

     12103 N. Farm Rd. #221

     Fair Grove, MO



                                    EXHIBIT 5

                               SOME OF THE ASSETS

                         TO BE TRANSFERRED TO THE ESTATE

     $123,524 in Mortgage Receivables.

     $100,000 in Land and Building in Tucson, Arizona.

     $1,300,000 in Finance Receivables. Virtually all of these accounts are delinquent and Mr. Robarge estimates that the estate will not receive more than 10% of their value.

     $42,000 in cash from corporate entities (PR Edge and U.S. Financial).

     $20,000 in SFG FRI certificate claims.

     $12,000 in unpaid vacation claims.

     $10,000 furniture, equipment, computers previously transferred to the Debtor in October 2001.

     $5,000,000 note from Clarence Stevens to Damian Sinclair. The note was subsequently transferred to Spartan.

     All other assets of the Robarge Companies including the $210,513 in restricted cash recorded for past installment receivable sales to Sinclair National Bank. Although it is assumed by P.R. Edge management that the FDIC will attempt to offset these amounts against losses on the installment receivable sales subsequent to their sale date, an accurate accounting has never been provided to Edge



                                    EXHIBIT 6

                   FINANCIAL INFORMATION SUBMITTED BY ROBARGE




                              SETTLEMENT AGREEMENT

                                      Date

     This Settlement Agreement ("Agreement") is dated as of November __, 2002.

                                     Parties
     The parties to this Agreement are:

     1. Vern Schweigert, the Chapter 11 Trustee for Stevens Financial Group , Inc. ("Trustee"); and

     2. The Stolar Partnership law firm located at 911 Washington Avenue in St. Louis, Missouri, and at 10 South Jackson in Belleville, Illinois, and its past, present and future partners, associates and employees, and their respective heirs, executors, personal representatives, administrators, successors, and assigns ("Stolar").

                                    Recitals

     3. WHEREAS, on March 19, 2001, Stevens Financial Group, Inc., a Missouri corporation, ("SFG" as more fully defined below) filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy
          Code under the caption of In re Stevens Financial Group, Inc., Case No. B-01-03105-ECF-RTB (the "Bankruptcy Case"), in the United States Bankruptcy Court for the District of Arizona, Phoenix Division (the "Bankruptcy Court");

     4. WHEREAS, Vern Schweigert, the Chapter 11 Trustee was subsequently appointed in connection with SFG's Bankruptcy Case;

     5. WHEREAS, potential claims could have been asserted by the Trustee against Stolar in connection with the work that Stolar performed on behalf of SFG and/or the Trustee prior to and after the filing of the Bankruptcy Case;

     6.   WHEREAS,   Stolar  denies  any  liability  in  connection  with  these potential claims;

     7. WHEREAS, the litigation of these potential claims would involve numerous complex issues of fact and law, the outcome of which is uncertain;

     8. WHEREAS, the Trustee and Stolar desire to settle these potential claims in the manner set forth herein to avoid the substantial costs, risks and uncertainties of litigation;

     9. WHEREAS, the Trustee and numerous other parties have entered into that certain Global Settlement Agreement dated as of October __, 2002 to be submitted for approval by the Bankruptcy Court in the Bankruptcy Case (hereinafter the "Global Settlement Agreement");

     10.  WHEREAS,   this  Agreement  affords  substantial   benefits  to  SFG's
          bankruptcy estate and its creditors;

                                   Agreements

     11. Settlement Payment. No later than five (5) business days after the Effective Date of the Global Settlement Agreement as defined therein, Stolar shall pay the SFG's bankruptcy estate $100,000. In addition, Stolar shall execute a waiver and release of its outstanding claims in the Bankruptcy Court for unpaid pre-petition fees and expenses in the amount of $232,566.64 and for unpaid post-petition fees and expenses in the amount of $74,920.90, in the form attached hereto as Exhibit A. Neither the Trustee nor SFG shall be liable to Stolar for any other unpaid fees or expenses incurred by Stolar on behalf of SFG or the Trustee prior to the Effective Date.

     12. Mutual Releases. The Trustee agrees that, for and in consideration of Stolar's Settlement Payment, the Trustee and Stolar shall execute mutual releases in the form attached as Exhibits C-1 and C-2 to the Global Settlement Agreement. In addition, Stolar shall receive mutual releases from all Settling Parties (as that term is defined in the Global Settlement Agreement), as provided for under the terms of the Global Settlement Agreement.

     13. Bankruptcy Court Approval. This Agreement shall be binding upon the undersigned Parties upon its execution, but its effectiveness is expressly contingent upon the entry by the Bankruptcy Court of a "Final Approval Order." "Final Approval Order" shall mean the entry by the Bankruptcy Court of an order approving this Agreement and the Global Settlement Agreement as defined in the Global Settlement Agreement. As explained in the Global Settlement Agreement, the Final Approval Order shall also provide that the Bankruptcy Court shall retain continuing jurisdiction over the enforcement of this Agreement. Each of the Parties hereto consents to the jurisdiction of the Bankruptcy Court for these purposes.

     14. Indemnification. Pursuant to the terms of the Global Settlement Agreement, Stolar is entitled to be indemnified and held harmless by the Indemnitors from all liability and expenses, including its attorneys' fees, in connection with all indemnified claims under the Global Settlement Agreement, including without limitation, indemnified claims under paragraph 12 therein. It is hereby agreed that such indemnity includes, without limitation, Stolar's entitlement to retain counsel of its choice in the defense of all such indemnified claims.

     15. No Admission of Liability. The entry into this Agreement and the various documentation and discussions in connection with its negotiation and execution shall not constitute any admission by any Party hereto of any liability to the other, any and all such liability being expressly denied. The documents drafted and executed in connection with this Agreement shall not be used as evidence in any action or proceeding except as part of its approval or enforcement.

     16. Confidentiality. The Parties hereto will maintain as confidential all information that is not needed to obtain the entry of the Final Approval Order, unless otherwise required by law.

     17. Choice of Law. This Agreement is to be interpreted in accordance with the law of the State of Arizona, except to the extent that it may be governed by federal bankruptcy law.

     18. Execution in Counterparts. This Agreement may be signed in any number of counterparts, all of which when taken together shall constitute one and the same agreement.

     19. Amendment. This Agreement is the complete and entire Agreement of the Parties concerning the subject matter hereto and may not be modified, changed, contradicted, edited or altered in any way by any prior or subsequent written or oral communications. This Agreement can only be modified in a writing signed by both of the Parties.

     20. Representations and Warranties. All representations, warranties, promises, inducements, or statements of intention made by the Parties concerning the subject matter of this Agreement are embodied in this Agreement or the Global Settlement Agreement. Neither of the Parties hereto shall be bound by, or liable for, any alleged representation, warranty, inducement, or statement of intention concerning the subject matter of this Agreement that is not expressly embodied in this Agreement or the Global Settlement Agreement.

     21. Construction. This Agreement is the product of informed negotiation between the Parties hereto, involving the compromise of disputed claims and rights. Each of the Parties has participated in the drafting of this Agreement after consulting with his, her, or its own legal counsel, or has agreed to the terms of this Agreement after consulting with his, her, or its own legal counsel. In the event an ambiguity exists in any provision of this Agreement, such ambiguity is not to be construed by any reference to any doctrine calling for any ambiguities to be resolved against the drafter of the document.

     22. Incorporation of Recitals. The Recitals to this Agreement are hereby deemed to be a substantive part of this Agreement.

     23. Validity. This Agreement constitutes a valid, binding, and legally enforceable agreement between the Parties in accordance with its terms.

     24. Waiver of Jury Trial. Each of the Parties hereby waives all rights to a trial by jury in any action or proceeding commenced to resolve any disputes arising out of or relating to the interpretation and/or enforcement of this Agreement.

     25. Successors and Assigns. This Agreement shall inure to the benefit of the Parties hereto and their respective successors and assigns.

     26. Authority. Except for any Bankruptcy Court approval which may be required, each of the signatories for the undersigned Parties represents and warrants that he or she has full power and authority to execute this Agreement and to bind the respective Parties hereto. Each of the Parties either is signing this Agreement or has authorized his, her or its counsel to sign as agent for the Party.

     27. Headings. Any headings used in this Agreement are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.






________________________________________________________________________________
     VERN  SCHWEIGERT,  in  his  capacity  as  |  THE  STOLAR PARTNERSHIP
     CHAPTER  11  TRUSTEE  FOR STEVENS         |
     FINANCIAL GROUP, INC.                     |
                                               |
                                               |  By ___________________________
                                               |   Harvey H. Harris
      ______________________________           |
                                               |  Its __________________________
                                               |
_______________________________________________|________________________________


                                    Exhibit A

                         UNITED STATES BANKRUPTCY COURT

                               DISTRICT OF ARIZONA

In re:                                        )
                                              )       Chapter 11 Proceedings
STEVENS FINANCIAL GROUP, INC., a              )
Missouri corporation,                         )       Case No. 01-03105-ECF-RTB
                                              )
                           Debtor.            )
______________________________________________)


                  Waiver and Release by The Stolar Partnership
              of its outstanding claims for unpaid Pre-Petition and
                        Post- Petition Fees and Expenses

          Comes Now The Stolar Partnership and hereby waives and releases its outstanding claims in the above referenced matter for unpaid pre-petition fees and expenses in the amount of $232,566.64 and for unpaid post-petition fees and expenses in the amount of $74,920.90 incurred on behalf of the Sinclair Financial Group, Inc., the Bankruptcy Estate and/or the Trustee.

                                              The Stolar Partnership



                                            By:_________________________________
                                             Harvey H. Harris
                                             911 Washington Avenue, 7th Floor
                                             St. Louis, MO  63101
                                             (314) 231-2800, Fax: (314) 436-8400



                            SETTLEMENT AGREEMENT

                                      Date

     This Settlement Agreement ("Agreement") is dated as of November _, 2002 (the "Effective Date").

                                     Parties

     The parties to this Agreement are:

     1. Vern Schweigert, the Chapter 11 Trustee for Stevens Financial Group ("Trustee"); and

     2.   Greystone  Securities  Corporation   ("Greystone");   First  Financial
          Consultants, Inc., ("First Financial").

     3. Mr. and Mrs. John Gill ("Gill") individually and as tenants by the entirety; Mr. and Mrs. Alan K. Suiter ("Suiter") individually and as tenants by the entirety; and David Henson ("Henson").

                                    Recitals

     4. WHEREAS, on March 19, 2001, Stevens Financial Group, a Missouri corporation, ("SFG" as more fully defined below) filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code under the caption of In re Stevens Financial Group, Case No. B-01-03105-ECF-RTB (the "Bankruptcy Case"), in the United States Bankruptcy Court for the District of Arizona, Phoenix Division (the "Bankruptcy Court");

     5. WHEREAS, Vern Schweigert, the Chapter 11 Trustee was subsequently appointed in connection with SFG's Bankruptcy Case;

     6. WHEREAS, claims have been asserted by the Trustee against Greystone and First Financial in Schweigert v. Greystone, et al., Case No. B-01-3105, ECF-RTB, Adv. No. 01-1113, in the United States Bankruptcy Court for the District of Arizona (the "Adversary Case") in connection with the work that Greystone and First Financial performed on behalf of SFG prior to the filing of the Bankruptcy Case;

     7. WHEREAS; potential claims could have been asserted by the Trustee against Greystone, First Financial, Suiter, Gill and Henson in connection with actions undertaken by these parties prior to the filing of the SFG Bankruptcy Case;

     8. WHEREAS, Greystone, First Financial, Suiter, Gill and Henson deny liability in connection with these claims and potential claims;

     9. WHEREAS, Henson has asserted claims against Jerry Fenstermaker ("Fenstermaker") the Chief Executive Officer of SFG, in a state court action originally brought in Sinclair, et al., v. Fenstermaker, Case No. 102CC2625, Greene County,Circuit Court, Missouri

     10. WHEREAS, the litigation of these claims and potential claims would involve numerous complex issues of fact or law, the outcome of which is uncertain;

     11. WHEREAS, the Trustee and First Financial, Greystone, Suiter, Gill, and Henson desire to settle these disputes in the manner set forth herein to avoid the substantial costs, risks and uncertainties of litigation;

     12. WHEREAS, the Trustee and numerous other parties have entered into that certain Global Settlement Agreement dated as of October 25, 2002 approved by the United States Bankruptcy Court in the case In re Stevens Financial Group, Inc., Case No. B-0103105-ECF-RTB (hereinafter the "Global Settlement Agreement");

     13.  WHEREAS,   this  Agreement  affords  substantial   benefits  to  SFG's
          bankruptcy estate and its creditors;

                                   Agreements

     14. Settlement Payment and Guaranty. No later than (5) business days after the Effective Date of the Global Settlement Agreement, First Financial shall pay the SFG's bankruptcy estate $40,000. In addition, First Financial shall execute a promissory note (the "Note") in the form attached hereto as Exhibit A, to pay an additional $35,000 to SFG's bankruptcy estate. Suiter and Gill, and their marital communities, shall personally guarantee the $35,000 note from First Financial.

     15. Mutual Releases. The Trustee agrees that, for and in consideration of First Financial's Settlement Payment, the Trustee and Greystone, First Financial, Suiter, Gill and Henson shall execute mutual releases in the form attached as Exhibit C-1 to the Global Settlement Agreement. In addition, First Financial, Greystone, Suiter, Gill, and Henson shall receive mutual releases from all Settling Parties (as that term is defined in the Global Settlement Agreement), as provided for under the terms of the Global Settlement Agreement. In addition to the releases provided in the Global Settlement Agreement, the Trustee further agrees to release Greystone, First Financial, Suiter, Gill and Henson from arising out of any of their (corporate or individual) alleged activity involved with the Concerned Investors Group (C.I.G.) or Helen Chaitman, or in any way related to motions filed or relating to Raymond Furlong's motions or Plaintiff's motions relating thereto, and without limiting the foregoing, those proceedings in Case No. 01-03105 ECF-RTB, and to the extent provided in the Global Settlement, Indemnitors agree to indemnify and hold harmless the herein mentioned Greystone, First Financial, Suiter, Gill, and Henson.

     16. No Admission of Liability. The entry into this Agreement and the various documentation and discussions in connection with its negotiation and execution shall not constitute any admission by any Party hereto of any liability to the other, any and all such liability being expressly denied. The documents drafted and executed in connection with this Agreement shall not be used as evidence in any action or proceeding except as part of its approval or enforcement.

     17. Bankruptcy Court Approval. This Agreement shall be binding upon the undersigned Parties upon its execution, but its effectiveness is expressly contingent upon the entry by the Bankruptcy Court of a "Final Approval Order." "Final Approval Order" shall mean the entry by the Bankruptcy Court of an order approving this Agreement and the Global Settlement Agreement as defined in the Global Settlement Agreement. As explained in the Global Settlement Agreement, the Final Approval Order shall also provide that the Bankruptcy Court shall retain continuing jurisdiction over the enforcement of this Agreement. Each Party consents to the jurisdiction of the Bankruptcy Court for these purposes.

     18.  Confidentiality.   The  Parties  will  maintain  as  confidential  all
          information that is not needed to obtain the entry of the Final Approval Order, unless otherwise required by law.

     19. Choice of Law. This Agreement is to be interpreted in accordance with the law of the State of Arizona, except to the extent that it may be governed by federal bankruptcy law.

     20. Execution in Counterparts. This Agreement may be signed in any number of counterparts, all of which when taken together shall constitute one and the same agreement.

     21. Amendment. This Agreement setting forth the Agreement is the complete and entire Agreement of the Parties and may not be modified, changed, contradicted, edited or altered in any way by any prior or subsequent written or oral communications. This Agreement can only be modified in a writing signed by both Parties.

     22. Representations and Warranties. All representations, warranties, promises, inducements, or statements of intention made by the Parties concerning the subject matter of the Agreement are embodied in this Agreement or the Global Settlement Agreement. None of the Settling Parties shall be bound by, or liable for, any alleged representation, warranty, inducement, or statement of intention concerning the subject matter of the Agreement that is not expressly embodied in this Agreement or the Global Settlement Agreement.

     23. Construction. This Agreement is the product of informed negotiation between the Settling Parties, involving the compromise of disputed claims and rights. Each of the Parties has participated in the drafting of this Agreement after consulting with his, her, its own legal counsel, or has agreed to the terms of this Agreement after consulting with his, her, its own legal counsel. In the event an ambiguity exists in any provision of this Agreement, such ambiguity is not to be construed by any reference to any doctrine calling for any ambiguities to be resolved against the drafter of the document.

     24. Incorporation of Recitals. The Recitals to this Agreement are hereby deemed to be a substantive part of this Agreement.

     25. Validity. This Agreement setting forth the Agreement constitutes a valid, binding, and legally enforceable agreement among the Parties in accordance with its terms.

     26. Waiver of Jury Trial. Each of the Parties hereby waives all rights to a trial by jury in any action or proceeding commenced to resolve any disputes arising out of or relating to the interpretation and/or enforcement of this Agreement.

     27. Successors and Assigns. This Agreement shall inure to the benefit of the Parties hereto and their respective successors and assigns.

     28. Authority. Except for any Bankruptcy Court approval which may be required, each of the signatories for the undersigned Parties represents and warrants that they have full power and authority to execute this Agreement and to bind the respective Parties hereto. Each of the Parties either is signing this Agreement or has authorized his, her or its counsel to sign as agent for the Party.

     29. Headings. Any headings used in this Agreement are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.



     VERN SCHWEIGERT, in his capacity as         GREYSTONE SECURITIES CORP.
     CHAPTER 11 TRUSTEE  FOR STEVENS
     FINANCIAL GROUP

                                                 By ____________________________
     ______________________________
                                                 Its ___________________________

     FIRST FINANCIAL CONSULTANTS, INC.           ALAN K. & SUSAN SUITER


     By  ______________________________           ______________________________

     Its  _____________________________           ______________________________


     JOHN & KELLY GILL                            DAVID HENSON


     ______________________________               ______________________________


     ______________________________





                ASSIGNMENT AGREEMENT AND COVENANT NOT TO EXECUTE

                                      Date

     This Assignment Agreement and Covenant Not to Execute (the "Covenant" or "Agreement") is dated as of November __, 2002 (the "Effective Date").

                                     Parties

     The parties to this Covenant are:

     1. Vern Schweigert, the Chapter 11 Trustee for Stevens Financial Group ("Trustee"); and

     2.   First Financial Trust Company ("FFTC").

     3. John Sandager, Doug McKinnon, John Moore, Terry White, John Fidel, Mike Lutgen, J.R. Dotson, C.J. Sands, P. Sheldon Wright, and James McKinnon (collectively referred to as the "FFTC Officers & Directors")

                                    Recitals

     4. WHEREAS, on March 19, 2001, Stevens Financial Group, a Missouri corporation, ("SFG" as more fully defined below) filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code under the caption of In re Stevens Financial Group, Case No. B-01-03105-ECF-RTB (the "Bankruptcy Case"), in the United States Bankruptcy Court for the District of Arizona, Phoenix Division (the "Bankruptcy Court");

     5. WHEREAS, Vern Schweigert, the Chapter 11 Trustee was subsequently appointed in connection with SFG's Bankruptcy Case;

     6. WHEREAS, Claims or Potential Claims have been asserted by the Trustee, against FFTC and other defendants in connection with Schweigert v. Sinclair, et al., Adv. No. 01-1319 PHX-RTB;

     7. WHEREAS Claims or Potential Claims have been asserted by the Trustee, against FFTC's Officers & Directors in connection with Schweigert v. Sandager, et al., Adv. No. 02-774 PHX-RTB (the "Sandager Action");

     8. WHEREAS, FFTC and FFTC's Officers & Directors have denied liability in connection with these claims, and FFTC's Insurer, BancInsure, Inc. ("BancInsure") has denied liability and/or reserved rights to deny liability in connection with any insurance purported to cover these Claims or Potential Claims;

     9. WHEREAS the Trustee has made a settlement offer to FFTC's Officer's & Directors for an amount within the policy limits of the Directors & Officers Liability Policy issued by BancInsure;

     10. WHEREAS BancInsure has refused to defend or settle the claims, and has initiated arbitration in an attempt to rescind coverage for FFTC's Officers & Directors;

     11. WHEREAS, the litigation of these Claims or Potential Claims and of insurance issues related to those Claims or Potential Claims would involve numerous complex issues of fact or law, the outcome of which is uncertain;

     12. WHEREAS, the Trustee, FFTC, and FFTC's Officers & Directors desire to settle these disputes in the manner set forth herein to avoid the substantial costs, risks and uncertainties of litigation;

     13.  WHEREAS,   this  Covenant  affords   substantial   benefits  to  SFG's
          bankruptcy estate and its creditors;

                                   Agreements

     14. Stipulations to Judgment. Upon execution of this Covenant, FFTC shall execute the Stipulation for Entry of Judgment in the amount of $68,000,000 for filing with the Court. Under that Stipulation, FFTC consents to having a Judgment entered against it. Further, one of FFTC's Officers & Directors shall execute a Stipulation for Entry of Judgment as to the issue of liability only with respect to the claims brought by the Trustee in the Sandager Action.

     15. Assignment of Claims. FFTC and FFTC's Officers & Directors will assign to the Trustee, as SFG's Chapter 11 Trustee, all of its claims against BancInsure, including but not limited to its contractual claims and its bad faith, failure to defend, failure to settle, and any statutory claims ("Failure to Settle Claims"), except that FFTC and FFTC's Officers & Directors shall retain their claims for attorneys fees against BancInsure.

     16. Consent to Damages Trial. As the Trustee and FFTC's Officers & Directors have not agreed as to the appropriate amount of damages for the Sandager Action, FFTC's Officers & Directors agree to hold a trial on the issue of damages only in the Bankruptcy Court (hereinafter the "Damages Trial"). The Trustee and FFTC's Officers & Directors retain all their legal rights and defenses with respect to the Damages Trial.

     17. Covenant Not to Execute. The Trustee, SFG, and the Investors, agree that, for and in consideration of FFTC's and FFTC's Officers & Directors assignment of their Failure to Settle Claims and FFTC's Officers & Directors consent to the Damages Trial, thye will not execute upon the Judgments against FFTC or FFTC's Officers & Directors;

     18. Bankruptcy Court Approval. This Covenant shall be binding upon the undersigned Parties upon its execution, but its effectiveness is expressly contingent upon the entry by the Bankruptcy Court of a "Final Approval Order." As used herein, "Final Approval Order" shall mean the entry by the Bankruptcy Court of an order approving this Covenant in full pursuant to Rules 9019 and 2002 of the Federal Rules of Bankruptcy Procedure, after notice to all creditors of SFG and any other interested parties, and which order is not subject to any rights of appeal. The Final Approval Order shall also provide that the Bankruptcy Court shall retain continuing jurisdiction over the enforcement of this Covenant. Each Party consents to the jurisdiction of the Bankruptcy Court for these purposes.

     19.  Confidentiality.   The  Parties  will  maintain  as  confidential  all
          information that is not needed to obtain the entry of the Final Approval Order.

     20. Choice of Law. This Covenant is to be interpreted in accordance with the law of the State of Arizona, except to the extent that it may be governed by federal bankruptcy law.

     21. Execution in Counterparts. This Covenant may be signed in any number of counterparts, all of which when taken together shall constitute one and the same agreement.

     22. Amendment. This Agreement setting forth the Covenant is the complete and entire Agreement of the Parties and may not be modified, changed, contradicted, edited or altered in any way by any prior or subsequent written or oral communications. This Agreement can only be modified in a writing signed by both Parties.

     23. Representations and Warranties. All representations, warranties, promises, inducements, or statements of intention made by the Parties concerning the subject matter of the Covenant are embodied in this Agreement. None of the Settling Parties shall be bound by, or liable for, any alleged representation, warranty, inducement, or statement of intention concerning the subject matter of the Covenant that is not expressly embodied in this Agreement.

     24. Construction. This Covenant is the product of informed negotiation between the Settling Parties, involving the compromise of disputed claims and rights. Each of the Parties has participated in the drafting of this Agreement after consulting with their own legal counsel, or has agreed to the terms of this Agreement after consulting with their own legal counsel. In the event an ambiguity exists in any provision of this Agreement, such ambiguity is not to be construed by any reference to any doctrine calling for any ambiguities to be resolved against the drafter of the document or the insurer.

     25. Incorporation of Recitals. The Recitals to this Agreement are hereby deemed to be a substantive part of this Agreement.

     26. Validity. This Agreement setting forth the Covenant constitutes a valid, binding, and legally enforceable agreement among the Parties in accordance with its terms.

     27. Waiver of Jury Trial. Each of the Parties hereby waives all rights to a trial by jury in any action or proceeding commenced to resolve any disputes arising out of or relating to the interpretation and/or enforcement of this Agreement.

     28. Successors and Assigns. This Agreement shall inure to the benefit of the Parties hereto and their respective successors and assigns.

     29. Authority. Except for any Bankruptcy Court approval which may be required, each of the signatories for the undersigned Parties represents and warrants that they have full power and authority to execute this Agreement and to bind the respective Parties hereto. Each of the Parties either is signing this Agreement or has authorized his, her or its counsel to sign as agent for the Party.

     30. Headings. Any headings used in this Agreement are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.



     VERN  SCHWEIGERT,  in his  capacity as       FIRST  FINANCIAL TRUST COMPANY
     CHAPTER 11 TRUSTEE  FOR STEVENS
     FINANCIAL GROUP

                                                  By ___________________________

     ______________________________               Its __________________________




     ______________________________              _______________________________
     John Sandager                               Doug McKinnon



     ______________________________              _______________________________
     John Moore                                  Terry White



     ______________________________              _______________________________
     John Fidel                                  Mike Lutgen



     ______________________________              _______________________________
     J.R. Dotson                                 C.J. Sands



     ______________________________              _______________________________
     P. Sheldon Wright                           James McKinnon